SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            schedule 14A information

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant  [X]
     Filed by a Party other than the Registrant  [ ]

     Check the appropriate box:
     [X]  Preliminary Proxy Statement      [ ] Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Under Rule 14a-12

                         MILLER DIVERSIFIED CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11).
     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              $1,133.06
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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:
              $1,133.06
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     [ ] Fee paid previously with preliminary materials:

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     [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                                        PRELIMINARY - 04/18/03

                                               Preliminary Proxy Statement
                                               Miller Diversified Corporation
                                               5754 West 11th Street
                                               Greeley, Colorado 80634
                                               Telephone: (970) 356-1200
                                               Facsimile:  (970) 356-1574
--------------------------------------------------------------------------------

                                                                   May 5, 2003
Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Miller Diversified Corporation to be held on May 23, 2003, commencing at 2:00 p.m. (Mountain Time) at 5754 West 11th Street, Greeley, Colorado. The board of directors and management look forward to personally greeting those stockholders able to attend the meeting.

At the Special Meeting you will be asked to consider and vote on the election of three directors to serve until the next Annual Meeting. The three directors nominated are the present directors of the Company. Since we have not had an annual meeting for the election of directors since 1997, we are asking that you confirm the present directors for another year.

In addition to electing directors, you are being asked to consider and vote on a proposal to sell substantially all the assets of the Company to Miller Feed Lots Inc., an affiliate company. As explained in the proxy statement, Miller Feed Lots is owned and controlled by your board of directors. That creates a conflict of interest for the board of directors, which is explained in the proxy statement. The proxy statement also explains that the Company's line of financing to purchase feeder cattle for both the Company and cattle feeders has been terminated because of the history of losses in the cattle feeding business, and the Company in particular. Your board of directors thinks it is in the best interest of stockholders to sell the cattle feeding business and attempt to merge the Company with another entity, where stockholders will have the possibility of being in a profitable business. As explained in the proxy statement, your board of directors is seeking other opportunities for the Company, but there is no assurance other opportunities will be found for combination with a profitable enterprise, and it is unknown what share of such enterprise Company stockholders might have.

Your board of directors recommends a vote FOR the election of directors, and FOR the sale of assets.

Regardless of the number of shares you own and whether or not you plan to attend, it is important that your shares are represented and voted at the Special Meeting. Accordingly, you are requested to sign, date and mail the enclosed proxy at your earliest convenience.

On behalf of the board of directors, thank you for your cooperation and support.

                                           Sincerely,

                                           /s/ James E. Miller

                                           James E. Miller
                                           President and Chief Executive Officer

                         MILLER DIVERSIFIED CORPORATION
                              5754 WEST 11TH STREET
                             GREELEY, Colorado 80634

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             To Be Held May 23, 2003

To the Stockholders of
Miller Diversified Corporation:

You are hereby notified that a Special Meeting of Stockholders of Miller Diversified Corporation will be held on May 23, 2003 at 2:00 p.m. (Mountain
Time) at 5754 West 11th Street, Greeley, Colorado, for the following purposes:

     Item 1. to elect three persons to the Company's board of directors to serve until the next Annual Meeting of stockholders or until their successors are duly elected and qualified;

     Item 2. to consider and vote on the sale of substantially all the assets of the Company pursuant to an Asset Purchase Agreement dated April 17, 2003, between Miller Feed Lots Inc., as Buyer, and Miller Diversified Corporation, as Seller, for a promissory note to us for the net purchase price and the assumption of certain liabilities; and

     Item 3. to consider and act upon such other business as may properly be presented for action at the Special Meeting or any adjournment thereof.

The board of directors has fixed the close of business on April 3, 2003 as the Record Date for the Special Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. Our transfer books will not be closed.

The board of directors extends a cordial invitation to all stockholders to attend the Special Meeting, as it is important that your shares be represented at the meeting. Even if you plan to attend the Special Meeting, you are strongly encouraged to mark, date, sign and mail the enclosed proxy card in the return envelope provided as promptly as possible.

You may revoke your proxy by following the procedures set forth in the accompanying proxy statement. If you are unable to attend, your written proxy will assure that your vote is counted.

                                              By Order of the Board of Directors

                                              /s/   Clark A. Miller

                                              Clark A.Miller
Greeley, Colorado                             Secretary
May 5, 2003

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PROXY STATEMENT..............................................................1
QUORUM AND VOTING RIGHTS.....................................................1
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS...................2
SUMMARY TERM SHEET...........................................................3
QUESTIONS AND ANSWERS ABOUT THE ELECTION OF DIRECTORS AND SALE OF ASSETS.....6
ITEM 1:  ELECTION OF DIRECTORS...............................................7
MANAGEMENT RECOMMENDS A VOTE FOR EACH NOMINEE NAMED..........................8
SECURITY OWNERSHIP OF MANAGEMENT.............................................9
EXECUTIVE COMPENSATION.......................................................9
PURCHASER...................................................................10
CONFLICTS OF INTEREST.......................................................10
RISK FACTORS................................................................11
COMPANY'S BUSINESS..........................................................15
   GENERAL..................................................................15
   PRODUCTS AND SERVICES....................................................15
   RAW MATERIALS............................................................16
   MAJOR CUSTOM feedERS.....................................................17
   COMPETITION..............................................................17
   GOVERNMENT REGULATIONS...................................................17
   EMPLOYEES................................................................18
   FEEDLOT FACILITIES.......................................................18
   TRANSACTIONS WITH MANAGEMENT.............................................18
   BORROWED FUNDS...........................................................19
   PROFIT/LOSS SHARING AGREEMENT WITH MILLER FEED LOTS......................19
MARKETS FOR THE COMMON STOCK AND RELATED  STOCKHOLDER MATTERS...............19
ITEM 2.   THE SALE OF ASSETS TRANSACTION....................................20
   BOARD OF DIRECTORS RECOMMENDATION........................................20
   REASONS FOR THE SALE OF ASSETS...........................................21
SUMMARY OF the ASSET PURCHASE AGREEMENT.....................................21
   CONSIDERATION............................................................21
   ASSETS SOLD..............................................................22
   ASSUMED LIABILITIES......................................................22
   EXCLUDED LIABILITIES.....................................................23
   CLOSING..................................................................23
   REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................23
   REPRESENTATIONS AND WARRANTIES OF MILLER FEED LOTS.......................24
   COVENANTS OF MILLER FEED LOTS............................................24
   covenants of the COMPANY.................................................24
   CONDITIONS TO CLOSING....................................................25
   CONDITIONS TO OBLIGATIONS OF THE COMPANY.................................25

   TERMINATION, AMENDMENT, WAIVER, RELIEF...................................25
   ARBITRATION..............................................................26
ACCOUNTING TREATMENT OF THE SALE OF ASSETS TRANSACTION......................26
MATERIAL FEDERAL INCOME TAX CONSEQUENCES  OF THE SALE OF ASSETS TRANSACTION.26
   GENERAL..................................................................26
   FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY...........................27
USE OF PROCEEDS.............................................................27
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.............28
ITEM 3.  OTHER MATTERS......................................................32
INDEPENDENT PUBLIC ACCOUNTANT...............................................32
STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING.............................32
EXHIBITS....................................................................33
APPENDIX A - ASSET PURCHASE AGREEMENt......................................A-1
APPENDIX B - FORM OF PROXY.................................................B-1

                         MILLER DIVERSIFIED CORPORATION
                              5754 WEST 11TH STREET
                             GREELEY, COLORADO 80634

                                 PROXY STATEMENT

     This proxy statement and the accompanying proxy card are being furnished to the holders of common stock of Miller Diversified Corporation in connection with the solicitation of proxies by the board of directors to be voted at the Special Meeting of stockholders to be held on May 23, 2003 at 2:00 p.m. (Mountain Time) at 5754 West 11th Street, Greeley, Colorado. The Special Meeting is called for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying proxy card are intended to be mailed to stockholders on or about May 5, 2003.

                            QUORUM AND VOTING RIGHTS

     The presence, in person or by proxy, of the holders of a majority of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at this Special Meeting. Directors are elected by a plurality of the votes cast (Item 1). The affirmative vote of stockholders holding stock in the Company entitling them to exercise at least a majority of the voting power is required for the approval of the sale of assets (Item 2). The Record Date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting is the close of business on April 3, 2003. As of the Record Date, there were 6,404,640 shares of common stock outstanding, each of which is entitled to one vote at the Special Meeting. Therefore, a quorum will consist of at least 3,202,321 shares, and at least that number will be required to approve the sale of assets. A plurality of the votes cast is required to elect directors so withholding authority (including broker non-votes) will not affect the election of directors. Since the sale of assets requires the approving vote to be measured against all shares of common stock entitled to vote, withholding authority (including broker non-votes) from that vote is the equivalent of a vote against the sale of assets.

     Under applicable rules, brokers who hold shares of common stock in a street name have the authority to vote the shares in the broker's discretion on "routine matters" even if they have not received specific instructions from the beneficial owner of the shares. Routine matters involve ordinary course events of limited significance. In uncontested situations, the election of directors is considered a routine matter and brokers may vote for the directors as nominated without the stockholders' direction. The sale of assets represents a fundamental change WHICH IS NOT a "routine" matter for this purpose. Therefore, with respect to the sale of assets, brokers may not vote shares held in a street name without specific instructions from the beneficial owner. It is important that stockholders of shares held in street name indicate their desire to vote FOR
Item 2.

     Broker non-votes are shares held in street name for which the instructions have not been received by the broker from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Broker non-votes and abstentions are considered to be present to determine whether a quorum is present, but with respect to non-routine matters (such as the sale of assets) they are not counted in favor of such matters.

     All shares of common stock represented by properly executed proxies will, unless such proxies have been revoked previously, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted FOR the election of the three nominees for director (Item 1), FOR the approval of the sale of assets (Item 2), and in the discretion of the proxy holders on any other matter that may properly come before the Special Meeting (Item 3). The board of directors does not know of matters other than the election of directors and the sale of assets that are to come before the Special Meeting.

     Any holder of common stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Special Meeting by (i) filing with the Company's corporate secretary written revocation of his or her proxy prior to the voting thereof, (ii) giving a duly executed proxy bearing a later date, or (iii) voting in person at the Special Meeting. If a stockholder's shares are held by a nominee and the stockholder seeks to vote shares in person at the Special Meeting, THE STOCKHOLDER MUST BRING TO THE SPECIAL MEETING A WRITTEN STATEMENT FROM THE NOMINEE CONFIRMING THE STOCKHOLDER'S BENEFICIAL OWNERSHIP OF A STATED NUMBER OF SHARES AND THAT SUCH SHARES HAVE NOT BEEN VOTED BY THE NOMINEE. Attendance by a stockholder at the Special Meeting will not in itself revoke his or her proxy.

     If a quorum is not present, or for any other good reason, the stockholders entitled to vote who are present in person or represented by proxy at the Special Meeting have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or other reasons for adjournment are satisfied. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Special Meeting as originally called.

     Solicitation of proxies for use at the Special Meeting may be made in person or by mail, telephone or telegram, by our directors, officers and regular employees. Such persons will receive no special compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by such entities, and we will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the proxy statement, proxy card and all materials used in the solicitation of proxies to stockholders, and all clerical and other expenses of such solicitation, will be borne by the Company.

           CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

     This proxy statement contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, business strategies, capital and other expenditures, growth opportunities, and plans and objectives of management. Forward looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Forward looking statements involve known and unknown risks and uncertainties that may cause our actual results to differ materially from the forward looking statements. These statements appear in a number of places in this proxy statement, and include all statements that are not historical facts. Investors are cautioned that such forward looking statements are not guarantees of future performance, and involve risks and uncertainties. Important factors that could cause actual results to differ materially include: (i) the results of appraisals, which may reduce the amount of net proceeds available to us which, in turn, may result in a lower value of common stock; (ii) actions of customers and competitors; and (iii) other risks and contingencies described in the section entitled RISK FACTORS and other risk factors included in our Forms 10-KSB and 10-QSB filed with the Securities and Exchange Commission.

                               SUMMARY TERM SHEET

     The following is a brief summary of the material terms of this proxy statement. This summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. You should carefully read this entire proxy statement and the other documents referenced herein for a more complete understanding of the matters being considered at the Special Meeting.

Time, Place and Date of the             The Special Meeting will be held on May
Special Meeting (page 1)                23, 2003 at 2:00 p.m. Mountain Time at
                                        5754 West 11th Street, Greeley,
                                        Colorado.

Purpose of the Meeting (page ii)        We are holding this meeting:

                                        o  to elect directors of the Company;
                                           and

                                        o  to approve the sale of assets of the
                                           Company to Miller Feed Lots, which is
                                           under common control with the
                                           Company.

Record Date and stockholders            You are entitled to vote at the Special
Entitled to Vote (page 1)               Meeting if you owned shares of common
                                        stock on the Record Date for the Special
                                        Meeting. You will have one vote for each share of common stock that you owned on the Record Date.


Vote Required (page 1)                  In order to elect directors, directors
                                        must receive a plurality of the votes.
                                        In order to approve the sale of assets
                                        we will need the affirmative vote of the holders of a majority of the shares of common stock. James E. Miller, Norman M.
                                        Dean, and Clark E. Miller have indicated their intent to vote all shares of common stock held by them to approve the sale of assets.


Recommendations (pages 8 and 20)        The board of directors of the Company
                                        have nominated themselves to serve on
                                        the board of directors and will vote
                                        shares of common stock held by them in
                                        favor of their election to the board of
                                        directors. The board of directors, upon
                                        determining its terms are fair and in
                                        the best interest of stockholders,
                                        approved, and recommends that you
                                        approve, the sale of assets.

Miller Diversified                      The Company is publicly traded over the
Corporation (page 15)                   counter under the symbol MILR. Its sole
                                        business is to purchase feed and market
                                        cattle owned by it or consigned to it
                                        for feeding by custom feeders. If the
                                        sale of assets is approved, the Company
                                        will have no further business to conduct and will be a "shell" corporation available to be acquired by another entity.

                                        The Company's executive offices are
                                        located at 5754 West 11th Street,
                                        Greeley, Colorado 80634. The telephone
                                        number is (970) 356-1200. The Company's
                                        administrative offices are located at
                                        23360 Weld County Road 35, La Salle,
                                        Colorado 80645. And its telephone number is (970) 284-5556.

Risk Factors (page 11)                  There are risk factors associated with
                                        the cattle feeding business. There will
                                        also be risk factors associated with the Company's position after the sale of assets as it searches for other entities with which to associate.


Consideration (page 21)                 Miller Feed Lots has agreed to purchase
                                        substantially all of the assets of the
                                        Company for a purchase price based on
                                        fair value of inventory (including
                                        cattle) at the Closing Date, and the
                                        fair value of other assets, plus the
                                        assumption of certain liabilities for a
                                        payment evidenced by Miller Feed Lots'
                                        promissory note bearing interest at the
                                        rate of 5% per year, with annual
                                        payments of principal of $100,000 per
                                        year, together with interest, until
                                        paid. We expect the closing to occur
                                        before May 31, 2003.


Reasons for the Sale of                 In arriving at the determination to sell
Assets (page 21)                        the assets of the Company, the board of
                                        directors considered a number of
                                        factors, including, without limitation,
                                        the following:

                                        o  The Company has incurred losses in
                                           the cattle feeding business in each
                                           of the past three years, with no
                                           foreseeable prospect that the cattle
                                           market will improve in the near
                                           future to the point that Company
                                           operations could become profitable

                                        o  Because of the losses, Farm Credit
                                           Services which had provided a credit
                                           line of $3,000,000 has advised the
                                           Company that the line of credit which
                                           matured December 31, 2002 will not
                                           be renewed. The Company has been
                                           unable to secure capital for cattle
                                           feeding from other sources. Without
                                           sufficient capital, it is not
                                           possible to continue in the cattle
                                           feeding business.

                                        o  Stockholders may be better served by
                                           investment in a different business.


Security Ownership of                   As of April 3, 2003, Company directors
Management (page 9)                     and executive officers owned
                                        beneficially, in the aggregate,
                                        2,669,434 shares of the Company's
                                        outstanding common stock, representing
                                        an aggregate of approximately 41.9% of
                                        our outstanding shares. Each of our
                                        directors and executive officers has
                                        indicated his intention to vote in favor of the election of the directors as nominated and for the sale of assets.


Asset Purchase Agreement                A copy of the Asset Purchase Agreement
(Appendix A)                            is attached to this proxy statement as
                                        Appendix A. We encourage you to read the Asset Purchase Agreement in its entirety, as it is the legal document that governs the proposed sale of assets.


Representations and Warranties          The Asset Purchase Agreement contains
of the Parties (pages 23-24)            various representations and warranties
                                        made by each of the parties to the
                                        Agreement. Conditions to Completion of
                                        the Sale of The completion of the sale
                                        of assets depends upon the Assets (page
                                        25) satisfaction of a number of
                                        conditions including, among other
                                        things:

                                        o  Approval of the sale of assets by our
                                           stockholders; and

                                        o  The representations and warranties
                                           made in the Asset Purchase Agreement
                                           being true and correct.

Material Federal Income                 The company is unable to determine at
Tax Consequences (page 26)              this time whether there will be a gain
                                        or loss from the sale of assets.

Accounting Treatment of the             The sale of assets will be accounted for
Sale of Assets (page 26)                under accounting principles generally
                                        accepted in the United States.

     This summary may not contain all the information that may be important to you. You should read carefully this entire document and the other documents referred to for a complete understanding of the sale of assets. In particular, you should read the Asset Purchase Agreement, a copy of which is attached as Appendix A.

                   QUESTIONS AND ANSWERS ABOUT THE ELECTION OF
                          DIRECTORS AND SALE OF ASSETS

Q.   WHY ARE DIRECTORS BEING ELECTED AT THIS TIME?

A. Under Nevada law, directors should be elected each year at an annual meeting of stockholders. If directors are not so elected their terms do not expire, but they continue in office until a successor is elected or their death, replacement, removal or resignation. The Company has not had an annual meeting since May 1997. Directors in office at that time have continued in office to the present time. Directors are being elected at this Special Meeting to confirm them in office at this time.

Q.   WHAT IS THE SALE OF ASSETS TRANSACTION?

A. Because the cattle feeding business has not been profitable for the past several years and because the company has been unable to secure financing necessary to continue feeding cattle, the board of directors thought it in the best interests of stockholders of the Company to sell the cattle feeding business and make the Company available for acquisition in another business.

Q.   WILL ANY OF THE SALE PROCEEDS BE DISTRIBUTED TO STOCKHOLDERS?

A. No. Part of the proceeds will be applied to obligations to Miller Feed Lots and others. Any remaining proceeds will be retained by the Company. Management believes that having significant cash in the Company or a promissory note which will be paid in cash will make the Company more attractive to prospective acquirers, and may increase the proportionate interest stockholders of the Company would acquire in any acquiring entity. There is no assurance that the presence of a significant cash position in the Company will favorably affect the participation stockholders might receive in an acquiring entity.

Q. WHAT WILL THE COMPANY DO IF ITS STOCKHOLDERS DO NOT APPROVE THE PROPOSED SALE OF ASSETS?

A. In the event stockholders do not approve the proposed sale of assets, we will sell cattle as they finish in the feeding process and hold assets other than cattle while we seek another business opportunity.

Q.   HOW DO I VOTE?

A. You may vote by indicating on the enclosed proxy card how you want to vote, and by signing and mailing the proxy card in the enclosed prepaid return envelope. Please vote as soon as possible to ensure that your shares are represented at the Special Meeting and to avoid the necessity to adjourn the meeting until more votes are received.

Q. IF MY SHARES ARE HELD IN STREET NAME BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Your broker may vote your shares for you on the election of directors, but will vote your shares on the sale of assets only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q.   CAN I CHANGE MY VOTE AFTER I HAVE MAILED IN MY SIGNED PROXY FORM?

A. Yes. You can change your vote in one of three ways at any time before we vote your proxy at the Special Meeting. First, you may file with the Company's corporate secretary the written revocation of your proxy prior to the voting thereof. Second, you may complete a new proxy form and send it to the secretary, and a new proxy form will automatically replace any earlier proxy form you returned. Third, you may attend and vote in person at the Special Meeting. See page 2 for information on voting in person.

     You should send any written notice or new proxy to the secretary at the following address: Clark E. Miller, secretary, Miller Diversified Corporation, P.O. Box 237, La Salle, Colorado 80645.

Q. WHO DO I CONTACT IF I HAVE ADDITIONAL QUESTIONS OR WOULD LIKE ADDITIONAL COPIES OF THE PROXY STATEMENT OR THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB

A. The Company will provide without charge pursuant to a written request a copy of its most recent annual report on Form 10-KSB, including the financial statements and the financial statements schedules required to be filed with the Commission pursuant to Rule 13(a)-1 for the Company's most recent fiscal year. You may contact: Miller Diversified Corporation, 5754 West 11th Street, Greeley, Colorado 80634, Norman Dean, at (970) 356-1200.

                          ITEM 1: ELECTION OF DIRECTORS

     The Company has a board of three directors, all of whom are to be elected annually and to serve until the next Annual Meeting of stockholders and until death, their successors are elected and qualified, or until resignation or removal. If directors are not elected at an Annual Meeting of stockholders, they may be elected at any Special Meeting of stockholders which is called and held for that purpose. If replacement directors are not elected at an annual or special meeting of stockholders the directors in office continue to serve.

     All incumbent directors have been nominated to succeed themselves as directors. To be elected directors must receive a plurality of the votes cast. Unless authority is withheld, the shares represented by proxy at the Special Meeting will be voted FOR the three nominees named below. All nominees have agreed to serve if elected.

     If any nominee becomes unable or unwilling to serve at the time of the Special Meeting, the shares of common stock represented by proxy at the Special Meeting will be voted for the election of such other person as the board of directors of the Company may recommend.

               MANAGEMENT RECOMMENDS A VOTE FOR EACH NOMINEE NAMED

Nominees

     The following information concerning the nominees for election as directors has been provided by the respective nominee:

Name                       Age         Position with the Company
----                       ---         -------------------------

James E. Miller             64         president, chief executive officer,
                                       chief financial officer, director
Norman M. Dean              82         chairman of the board of directors,
                                       director
Clark A. Miller             33         secretary; treasurer; director

     The president of the Company, James E. Miller, is also the father of the secretary and treasurer, Clark A. Miller. These are the only two employees in the Company who are related.

     James E. Miller has been the president and a director of the Company (and its predecessor) from January 1987 until the present. He is also a major shareholder, president and Chief Operating Officer of Miller Feed Lots Inc. since 1960. Mr. Miller also serves as president of Central Weld County Water District, Greeley, Colorado. He works full time for the Company.

     Mr. Dean has been a director of the Company and its predecessor since January 1987, treasurer of the Company from December 1988 until October 1989, and chairman of the board of directors since October 1989. He is currently president and a director of Foothills Financial Corporation, Greeley, Colorado, and is a chairman of the board of directors of Alaris Medical Systems, Inc., San Diego, California, and Miller Feed Lots Inc., La Salle, Colorado. The Company employs Mr. Dean part-time.

     Clark A. Miller has been secretary and treasurer of the Company since October 2000. The Company has employed him since 1999 as the marketing manager for Company-owned cattle and grains purchased. Purina Mills employed him as the Western Director of Cattle and Grain Risk Management for seven years prior to his employment at the Company.

Meetings of the Board of Directors

     The board of directors held 1 regular meeting and 20 special meetings during the fiscal year ended August 31, 2002. Each director attended or participated in 100% of the total number of meetings of the board held during the year. The board of directors has not established an Audit Committee and serves as the Compensation Committee. No Nominating Committee has been established. The board of directors selects the Company's nominees for election to the board. The board will consider nominees recommended by stockholders.

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Executive Officers

Set forth below is information regarding the Executive Officers of the Company.

Name                           Age          Position with the Company
----                           ---          -------------------------

James E. Miller                64           president, chief executive officer,
                                            chief financial officer, director
Norman M. Dean                 82           chairman of the board of directors,
                                            director

     Information with respect to Messrs. Miller's and Dean's employment experience is provided above.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table and notes set forth, as of the record date, the beneficial ownership, as defined by the regulations of the Securities and Exchange Commission, of common stock of each director and nominee, the Executive Officers, and all persons who serve as Executive Officers and directors of the Company as a group. No person is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock (based on records of the Company's stock transfer agent).

Name and Address                      Amount and Nature of             Percent
of Beneficial Owner                   Beneficial Ownership (1)        of Class
-------------------                   ------------------------        --------

James E. Miller                       973,210 (2)                         15.2
23402 Weld County Rd. 35
La Salle, CO 80645

Norman M. Dean                        1,571,786(3)                        24.7
5754 West 11th St., #201
Greeley, CO 80634

Clark A. Miller                       124,438                             1.9
8039 Castle Court
Fort Collins, CO 80528

All directors and executive           2,669,434                           41.9
officers as a group (3 persons)

(1) All beneficial ownership is sole and direct unless otherwise noted.
(2) Includes 45,906 shares owned by Mr. Miller's wife.
(3) Includes 45,905 shares owned by Mr. Dean's wife.

                             EXECUTIVE COMPENSATION

Compensation of Directors

     The directors of the Company are entitled to receive fees of $500 per quarter for meetings attended, and reimbursement for travel expenses. During the fiscal year ended August 31, 2002, there was $4,000 paid out in director fees.

Indemnification

     The Company indemnifies its directors and officers to the fullest extent permitted by law so they will serve free from undue concerns that they will not be indemnified. Indemnification is required under the Company's bylaws.

Compensation of Executive Officers

     The following table shows the compensation earned by the president and chief executive officer of the Company during fiscal year 2000 to 2002.


Name and Principal Position        Fiscal Year       Salary        Annual Bonus
---------------------------        -----------       ------        ------------

James E. Miller,                   2000              $72,000       -
president and chief                2001              $72,000       -
executive officer                  2002              $72,000       -

     There were no other executive officers of the Company whose salary and bonuses for the year ended August 31, 2002 exceeded $100,000.

                                    PURCHASER

     Miller Feed Lots' principal offices are at 23360 Weld County Road 35, La Salle, Colorado 80645; telephone number: (970) 284-5556. Miller Feed Lots was incorporated in April 1966. Miller Feed Lots owns a 20,000 head feedlot in La Salle, Weld County, Colorado, that is currently being leased to the Company under a long-term lease. The feedlot facility includes approximately 165 acres.

     Miller Feed Lots also owns numerous pieces of equipment that are necessary for the feedlot operations, but are not leased to the Company. These items include three semi tractors and eight trailers which are used for transporting grain, feed supplements and livestock. Miller Feed Lots provides trucking services for the Company, the feedlot customers of the Company, and other outside parties. Miller Feed Lots derives 25-30% of its gross revenues from its trucking operations.

                              CONFLICTS OF INTEREST

     James E. Miller is the president and chief executive officer of the Company. Norman M. Dean is the chairman of the board of directors of the Company. Clark A. Miller is secretary and treasurer of the Company. James E. Miller and Norman M. Dean own all the issued and outstanding common shares of Miller Feed Lots (the "Purchaser"). The three individuals (James E. Miller, Norman M. Dean and Clark A. Miller) are the beneficial owners of 2,669,434 shares (41.9%) of the common stock of the Company. On April 2, 2003, the business day prior to the date on which the Agreement was approved by the board of directors of the Company, the closing bid price of the common stock of the Company was $ 0.06.

     Under Nevada General Corporation Law, a contract or other transaction is not void or voidable solely because the contract or transaction is between a corporation (such as the Company) and one or more of its directors or officers (such as Dean or the Millers) or another corporation (such as Miller Feed Lots), in which one or more of its directors are directors or officers or are financially interested. Neither are such contracts or other transactions void or voidable solely because a common or interested director or officer is present at the meeting of the board of directors of the corporation (the Company) which authorized or approved the contract or transaction. The vote of a common or interested director may be counted for the purpose of authorizing or approving the contract or transaction. In order for the contract or transaction between a corporation and its directors or officers, or between a corporation and another corporation in which one or more of its board of directors are directors or officers or are financially interested, the fact of the common directorship, office or financial interest must be known to the stockholders at the time they approve or ratify the contract or transaction in good faith by a majority vote of the stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders. The contract or transaction may also be valid if it is fair to the Company at the time it is authorized or approved.

     The 2,577,623 shares of common stock directly owned by James E. Miller, Norman M. Dean and Clark A. Miller will be counted as present at the Special Meeting for purposes of determining a quorum. The three directors intend to vote the shares owned directly by them at the meeting for their election as directors and in favor of the proposal to approve the sale of assets and adopt the Agreement.

     The Company has not adopted a code of ethics that applies to its principal executive officers, principal financial officer, principal accounting officer or persons performing similar function. The proposed sale of assets transaction effectively puts the Company out of business. The Company will make itself available for acquisition by another business which presumably will have such a code of ethics.

     Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the filing date of this proxy statement and based on the completion of a comprehensive review as of the filing date, our principal executive officer and principal financial officer concluded that these controls and procedures, when supplemented with a comprehensive review and reconciliation process, are effective.

     Disclosure controls and procedures are the controls and other procedures designed to ensure that information that we are required to disclose under the Securities Exchange Act of 1934, as amended (the "Exchange Act") is recorded, processed, summarized and reported within the time periods required. To date we have relied heavily on comprehensive review and reconciliation procedures applied to our periodic reports on Forms 10-KSB and 10-QSB as a critical element of our disclosure controls and procedures. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information we are required to disclose in the reports that we file under the Exchange Act is accumulated and communicated to our management, including our principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

                                  RISK FACTORS

     The cattle feeding business involves a high degree of risk. In determining whether to vote for the sale of assets transaction, stockholders should consider the following risk factors:

     1. The Company has a history of losses for tax purposes. We have reported losses for the past three years. The company's auditors have advised the company that as of August 31, 2002, there was a tax loss carry forward of $738,230 which will expire from 2012 to 2022. There is an additional tax loss carry forward of $1,133,362 subject to limitation of use of $53,710 per year. This net operating loss expires 2003 to 2012. If there is a gain on the sale of assets, any such gain would be a capital gain, which may not be written off against operating loss carry forwards. The actual amount of (profit-loss) will not be known until the Acquired Assets are valued as of the Closing Date and results of operation for the year are known. There can be no assurance the Company will be able to show profit sufficient to utilize the existing tax loss carry-forwards. (See USE OF PROCEEDS).

     2. Success Dependent on Management. Success of the Company depends on the active participation of James E. Miller, president, who does not have an employment agreement with the Company. The Company does not have key man life insurance on Mr. Miller. Loss of the services of Mr. Miller could adversely affect the development of the Company's business and its operations. (See COMPANY BUSINESS and SECURITY OWNERSHIP OF MANAGEMENT).

     3. Competition. The Company competes with a number of local, regional and national companies which provide similar products and services. Some of these companies are better established and/or have greater financial resources than does the Company. (See COMPANY BUSINESS - COMPETITION).

     4. Market Fluctuations. Generally, the prices associated with all segments of agriculture and livestock production are subject to substantial fluctuations over both long periods and short periods of time. A significant change in consumption in the United States or abroad of beef and/or cattle feed may adversely affect the number of cattle being fed in Company feed lots, and thus affect the profitability of the Company. Grain shortages can increase the price of feed and decrease the profitability of finishing cattle which may also result in fewer cattle being fed for customers by the Company. The Company has not experienced grain shortages in the past and does not anticipate shortages of grain in the foreseeable future. However, corn prices have increased due to the 2002 and 2003 drought in the country's corn belt. Changes in the price of feed, feeder cattle and fed cattle may significantly affect the Company's profits.

          Certain segments of the cattle industry have experienced significant losses from operations. During certain periods in the past there have been times when total costs of feeder cattle plus the feed to finish the cattle have exceeded the market price for finished cattle. These fluctuations have caused the Company and its custom feeders to suffer losses.

          There are no governmental price support payments for cattle and no restrictions on volume of production. Although finished cattle are readily marketable, they must be sold when they reach slaughter weight at the then prevailing market price because to continue feeding beyond such time is not economical. The risks associated with such market fluctuations and the rapid changes in supply and demand of agricultural products can adversely affect the Company and its custom feeders, and may indirectly affect the Company's revenues and profits. (See COMPANY BUSINESS - GENERAL).

     5. Commodity Hedging. Hedging transactions may be utilized with respect to feed purchases and/or with respect to purchases or sales of livestock and other commodities. Hedging involves a present commitment to a future price. Due to unforeseen market changes, such hedging may reduce profits, rather than increase them, or could produce losses for the Company and its custom feeders. The Company engages in commodity futures or option trading and there are potential losses from such trading. Some of the Company's custom feeders elect to prepay for certain feed ingredients (primarily corn and silage) and thereby "lock in" the price they must pay to feed those ingredients to cattle. In such cases, if the Company does not already have the prepaid commodity in inventory, it enters into a purchase contract with scheduled future deliveries at a price that will allow the Company to make a profit when selling in the future at the customer's "locked-in" price. The Company regards such transactions as a service to its custom feeders. The purchase contracts the Company enters into are in substance done for the custom feeders so the custom feeder's "locked-in" price can be agreed to by the Company. Such purchase contracts are generally for one to seven months and have never been more than one year. (See COMPANY BUSINESS - GENERAL and GOVERNMENT REGULATIONS)

     6. Inherent Business Risks. Agricultural operations are subject to risks of disease, epidemic, accident, weather, theft and unavailability of transportation, among others. It is possible that the Company will not carry sufficient insurance to cover such losses should they occur. Securing insurance to cover all such losses in many cases would be uneconomical or unavailable to the Company. (See COMPANY BUSINESS - GENERAL)

     7. Regulation. Cattle feeding arrangements entered into with certain investors under various circumstances have been found to be securities, and, thus, subject to regulation under the Securities Act of 1933, as amended. Cattle feeding arrangements have been found to be securities where: (1) investments have been made by passive investors, unsophisticated regarding cattle feeding;
(2) those investors substantially relied on the efforts and abilities of the feedlot operator to make a profit; (3) the profits of the operator were linked to the profits of the investor; and (4) where the investor did not have control over his investment. While the Company's management does not believe that the arrangements with its cattle feeding customers are securities, there is a risk that a court could determine otherwise. If this should occur, the Company could be subject to certain liabilities and additional regulations. If, in the future, the Company's arrangements with some of its custom feeders are deemed to be securities, compliance with federal and state securities laws could result in the Company not being able to compete effectively with others in the industry and could result in indeterminable potential liabilities. Such potential liabilities could result from a court allowing certain customers to rescind their investments, thus forcing the Company to be responsible for losses incurred by such custom feeders.

          In addition, the Company is subject, directly and indirectly, to various federal and state governmental regulations in its operations. The U.S. Food and Drug Administration is responsible for regulating the use of animal growth hormones and veterinary drugs, medicines and vaccines. The cattle which are fed at the Company's feedlot are treated with hormones, unless otherwise requested by the owner. The U.S. Department of Agriculture is responsible for regulating certain other aspects of the agriculture business in which the Company may be engaged. Specifically, the activities of the Company are subject to the Packers and Stockyards Act, 1921, as amended, and regulated by the Packers and Stockyards Administration. The Environmental Protection Agency is responsible for minimizing the environmental impact of animal pollutants. Cattle operations are subject to additional regulations from other federal and state agencies and there is no assurance that the Company's operations will not be adversely affected, depending on the nature and extent of such regulations. (See COMPANY BUSINESS - GOVERNMENT REGULATIONS)

     8. Affiliated Transactions. The Company has entered into a number of transactions with affiliates. The Company has purchased its equipment and business from a commonly controlled private company (Miller Feed Lots, the Purchaser of the Company's assets in the sale of assets transaction). The Company has entered into a lease agreement with Miller Feed Lots whereby it acquired the use of its feedlot facilities. In the past the Company loaned money to Miller Feed Lots and entered into an unsecured revolving credit agreement, whereby Miller Feed Lots had further borrowings from the Company. The Company entered into a profit-loss sharing agreement with Miller Feed Lots, whereby Miller Feed Lots assumed $514,323 of losses for the Company in 2002. That loss is being repaid by the Company from the proceeds of the sale of assets transaction. In addition, the Company will deduct $250,000 from the purchase price of the sale of assets transaction to compensate Miller Feed Lots for cancellation of the feedlot lease. The lease has minimum payments due of $1,655,500 with a present value to Miller Feed Lots as determined by the company's auditors of $1,152,610. The Company will pay another $250,000 to Miller Feed Lots to cover any possible loss by the Purchaser on the feeder cattle included in the Acquisition Assets. Because of the war in Iraq, the prolonged drought in Colorado, and the wide fluctuations in the grain market, Miller Feed Lots is assuming significant risk in purchasing the cattle on feed. These and other related party transactions described elsewhere in this proxy statement were not negotiated on an arm's-length basis. (See CONFLICTS OF INTEREST and COMPANY'S BUSINESS -TRANSACTIONS WITH MANAGEMENT

     9. Conflicts of Interest. Officers and directors of the Company engage in various aspects of the agriculture industry, as well as cattle feeding for their own account. The Company does not have a policy prohibiting transactions between it and officers and directors or their affiliates. Financial arrangements between the Company and its officers and directors, as cattle feeders, are the same as arrangements with non-affiliated cattle feeders.

          All officers and directors make available to the Company any agricultural opportunities presented to them in their capacities as such. If an opportunity is rejected by a disinterested majority of a quorum of directors, then an officer or director may avail himself of such opportunity. A disinterested director is one who is not a party to and has no beneficial financial interest in a proposed transaction or contract, either directly, indirectly or as an affiliate of a corporation, firm or association which is to be a party to the proposed transaction or contract.

          Officers and directors of the Company may be presented with situations or opportunities which give rise to apparent conflicts of interest which cannot be resolved by arm's-length negotiations, but only through exercise by the officers and directors of such judgment as is consistent with their fiduciary duties to the Company which arise under Nevada General Corporation Law. All directors are aware of their fiduciary responsibilities under Nevada corporate law. (See CONFLICTS OF INTEREST)

     10. Federal and State Taxation. Federal income tax laws are of particular significance to the Company's cattle feeding customers. Legislation has eroded previous benefits related to the prepayment of feed costs and have defined cattle feeding as a passive activity unless the feeder has substantial other agricultural involvements, and additional legislation could be enacted which would have further adverse effects. Cattle feeding customers who are found to be passive investors cannot offset income derived from salary or active business income against passive losses. This tax legislation has resulted in fewer customers feeding cattle primarily for a tax deferral and fewer cattle being fed in the Company's feedlot in recent years. Most of the Company's custom feeders now analyze cattle feeding based on profit potential without significant regard to tax considerations. Management believes that the cattle feeding industry will benefit from fewer "tax oriented" customers.

     11. Shell Corporation. After closing the asset sale transaction, the Company will no longer be in the feed lot business. Because the Company has a substantial number of stockholders and will have significant cash or notes receivables, management believes it will be attractive to other companies desiring to merge with or acquire a public company. There can be no assurance an acquisition offer will be made at all and on terms that will afford the stockholders of the Company a beneficial interest in another business. Management has made inquiries in an effort to locate a company that may be interested in acquiring the Company, but as of the date of this proxy statement, no negotiations have been undertaken and there is no assurance that any desirable prospects will develop.

                               COMPANY'S BUSINESS

GENERAL

     The Company is a publicly held Nevada corporation that was formed in 1987 as the result of several transactions and mergers of predecessor companies. In 1987, the Company acquired the commercial cattle feeding business of Miller Feed Lots (the Purchaser in this sale of assets transaction). The Company's principal business is commercial cattle feeding that is operated on a feedlot facility, and with equipment leased or rented from Miller Feed Lots. The Company has a wholly owned subsidiary, Miller Feeders, Inc. ("MFI"), which was acquired in 1987. MFI is a cattle brokerage company that earns commissions from the purchasing of feeder cattle and selling finished cattle for the Company's cattle feeding customers, and for brokering certain "outside" cattle purchases and sales. MFI has the required bond to enable it to receive and distribute the sale proceeds from the sale of feeding customers' cattle. The Company is headquartered near La Salle, Colorado, at the site of its cattle feeding operations. The address of the Company's principal executive offices is 5754 West 11th Street, #201, Greeley, Colorado 80645. The Company's mailing address is 5754 West 11th Street, #201, Greeley, Colorado 80645. The Company's telephone number at that address is (970) 356-1200.

PRODUCTS AND SERVICES

     The Company's principal business is cattle feeding, which includes the selling of feed and services to customers who place their cattle in the Company's feedlot, as well as also feeding cattle for its own account. Typically, customers are ranchers and experienced cattle feeders. Cattle feeding customers are charged for feed consumed by their cattle and at a flat amount per head per day, referred to as "yardage," for the use of the feedlot facilities. Feed sales usually account for 30% to 50% of the Company's revenues. The Company and its Subsidiary provide complete feedlot services, which include assisting customers with outside financing, purchasing feeder cattle, making trucking arrangements, selling finished cattle, and assisting with hedging transactions. The Seller, through its Subsidiary, derives commissions and fees from hedging transactions and buying and selling customers' cattle.

     Most customers have their cattle delivered to the feedlot or authorize the Company to purchase feeder cattle for them. Feeder cattle are usually delivered at weights between 500 and 900 pounds. Lighter weight feeder cattle may be "back grounded," that is, placed in smaller farmer/feeder operations until they reach the size that entry into the feedlot is deemed most beneficial. These local farmer/feeders typically have small sheltered facilities and feed a growing ration until the cattle reach the desired size to place them in the finishing feedlot.

     After cattle enter the feedlot to be finished, they are usually fed from three to six months, depending upon a variety of factors. The customer and Company's management, often with the assistance of a nutritionist, plan custom rations for the cattle considering such variables as size, sex, breed, and age of the feeder cattle. Feed ingredients are purchased by the Company, stored on the premises, mixed into rations and sold to the customer. The Company marks up its cost of the feed for sale to customers. The customer is invoiced at least twice per month for feed and yardage, and payment is due upon receipt of the invoice, except for ingredients the customer may have prepaid. The Company follows certain procedures in managing its operations which include among others: (i) physically identifying cattle as they are delivered by brand or ear tags so that all customers' cattle are distinguishable; (ii) all cattle, feed and funds of customers are strictly accounted for with specific identification utilizing sophisticated and specialized computerized methods; (iii) billing procedures are fully automated and current so that customers are sent an itemized billing with a complete breakdown of costs for each lot of cattle they own; (iv) weighing of all feed and cattle to be sold is done on sealed scales, certified by the Colorado Department of Agriculture; (v) environmental standards of the feedlot is maintained to exceed all government regulation; and (vi) adhering to all laws and regulations pertaining to the cattle feeding industry. Cattle fed at the Company's feedlot are given growth promoter unless otherwise requested by the custom feeder.

     After cattle reach finished weights, it is not economically feasible to hold and feed those animals any longer, as further weight gains do not justify additional feed and feedlot costs. As a result, cattle feeders are subject to prevailing market prices of cattle at the time of finishing. When the cattle are finished, the Company often delivers them to a purchaser (usually a meat packer) designated by the custom feeder or assists the custom feeder in selling the cattle. Finished cattle are sold to any of several packers, most of whom have buyers who visit the Company's feedlot on a regular basis. One major meat packing plant is about 15 miles from the Company's feedlot.

     Feeder cattle, finished cattle, and feed are moved by truck, and excellent trucking services are available because Weld County is a major feed crop and cattle feeding area. The Company's cattle feeding business is somewhat seasonal because most calves from the Rocky Mountains and northern plains areas are weaned and ready to go to a feedlot in the fall. The cows are bred to calve in the spring and wean their calves in the fall. However, the Company can and does purchase feeder cattle from southern and west coast ranches at nearly any time of the year and, in conjunction with its increased feeding cattle for its own account, is taking measures, including buying heavier yearling cattle, to lessen the seasonal impact.

RAW MATERIALS

     The Company's main raw materials are cattle feed consisting primarily of silage, hay, corn, wheat, protein supplement, and a variety of by-products that are seasonally available in the area. The Company purchases most of its feed from local farmers or brokers. Northern Colorado, which includes Weld County, is a major crop production area with a reputation for quality crops and consistent yields. Because most of the land is irrigated, local farmers do not have to depend exclusively on rainfall, and drought is not often a factor. Shortages of feed crops are rare in the United States, and especially in Weld County.

     While there have been significant price fluctuations for certain feed ingredients, especially corn, shortages have not developed. Although most feed comes from local sources, excellent truck and rail systems give the Company access to feed produced in Nebraska and Iowa.

MAJOR CUSTOM feedERS

     During the fiscal year ended August 31, 2002, the Company had one custom feeder (Charles Micale d/b/a My Way Land and Cattle) to whom sales accounted for $1,722,862 or 15% of total revenue. Major customers may vary from year to year.

COMPETITION

     Custom cattle feeding is a highly competitive business in which stability and quality services and facilities are more important than size. The Company's feedlot is well laid out and in good repair, and, therefore, "shows well" to custom feeders. The Company's management has been engaged in cattle feeding at the site of the Company's feedlot for over 30 years and is known for stable, quality operations. The Company offers a full range of feedlot services, as described above, and seeks to be attentive to the inquiries and wishes of its custom feeders. The Company has an active marketing program of calls, visits, mailings, and seminars directed at attracting and developing new custom feeders. Some custom feeders have been with the Company for many years. However, other custom feeders, some with greater resources, are also engaged in marketing programs which often are directed at the same custom feeders the Company is seeking. The Company's principal competitors in Weld County, Colorado include Swift & Company and Horton Cattle Company. Substantial feedlots outside Weld County, but which may still be considered to be competitive with the Company, are Continental Grain at Lamar, Colorado and Swift & Company near Yuma, Colorado. There are many smaller feedlot operations, some of which are commercial and some of which are private, which also compete with the Company. The Company's strategy is to provide complete quality service, conduct feeding operations to optimize the custom feeders' cattle weight gains at the lowest cost possible, and continuously seek new custom feeders to maintain and increase its competitive position.

GOVERNMENT REGULATIONS

     The Company is subject, directly and indirectly, to various federal and state governmental regulations. The U.S. Food and Drug Administration (USDA) are responsible for regulating the use of animal growth promoter and veterinary drugs, medicines, and vaccines. The USDA is responsible for regulating certain other aspects of the agriculture business in which the Company may be engaged. Specifically, the activities of the Company and Miller Feeders are subject to the Packers and Stockyards Act of 1921, as amended, and regulated by the Packers and Stockyards Administration. The Environmental Protection Agency is responsible for minimizing the environmental impact of animal pollutants. The Company does not believe it incurs any expenses in addition to its normal operating costs to specifically meet the requirements of environmental laws. Since some of the Company's custom feeders participate in commodity futures transactions, certain activities may come under the jurisdiction of the Chicago Mercantile Exchange on livestock transactions, the Chicago board of Trade on grain transactions, and the Commodity Futures Trading Commission and National Futures Association which oversees compliance on futures transactions. In addition, the Company is or may be subject to other regulations such as changes in freight rates, increases or decreases in exports or imports, and animal health inspection and brand inspection.

EMPLOYEES

     The Company employs between 20 and 30 persons at any given time. As of March 31, 2003, the Company had 22 full and part-time employees.

FEEDLOT FACILITIES

     On February 1, 1991, the Company executed a 25-year lease with an affiliated company, Miller Feed Lots (the Purchaser in the asset sale transaction), to lease its feedlot facility. Norman M. Dean and James E. Miller, who are officers, directors and stockholders of the Company, own all of the common stock of Miller Feed Lots. The feedlot has a capacity of approximately 20,000 head of cattle. The monthly rent is 2-1/3 cents per head per day, with a minimum of $10,750 and maximum of $13,300 per month. The Company has an option to purchase the feedlot it leases for $1,300,000. The lease requires that the Company pay for all property taxes, insurance, and maintenance on the feedlot being leased. In the opinion of management, the leased feedlot is adequately covered by insurance. The property taxes on the leased feedlot facility amounted to $8,912 for the year ended August 31, 2002.

TRANSACTIONS WITH MANAGEMENT

     In addition to the lease of feedlot facilities, described above, the Company has other transactions with its managers and Miller Feed Lots. Among the Company's cattle feeding customers are the three directors. During fiscal year 2002, Norman M. Dean fed cattle with the Company for a market value of approximately $2,000,000. James E. Miller fed cattle with the Company for a market value of approximately $2,000,000, and Clark A. Miller fed cattle with the Company for a market value of approximately $1,000,000. Substantial losses were incurred by all three directors.

     The Company has a note payable to Foothills Financial Corporation, which is owned by Bonnie Dean (spouse of Norman Dean) in the principal amount of $106,134.44 at March 31, 2003. This note matures in September 2004, and has monthly payments of principal and interest at 10% per year. The note is unsecured. This note was incurred for the purpose of investing in a water purification project which was not profitable.

     In addition to the feedlot lease, the Company also leases equipment from Miller Feed Lots on which it paid $191,993 in 2002. The Company utilizes trucks owned by Miller Feed Lots to transport grain and cattle. During fiscal year 2002, the Company paid $168,556 in trucking fees to Miller Feed Lots. There are other trucking facilities available, but charges by Miller Feed Lots for trucking services are competitive with charges that would be available from other trucking companies.

     The Company is a co-signer on a loan from Farm Credit Services in the original principal amount of $400,000, which was incurred for the purpose of providing working capital to Miller Feed Lots. The outstanding balance on the loan is now $264,087. The loan is secured by a security interest in Miller Feed Lot equipment, which is used by the Company in operating the feedlot facility. The Company co-signed the loan because of the importance to the Company of the equipment securing the loan.

     The Company may use equipment leased from Miller Feed Lots as collateral for its own operating loans.

BORROWED FUNDS

     The Company has an operating line of credit with Farm Credit Services for $300,000, and a procurement line of credit for $300,000. In addition, the Company had a cattle feeding line of credit with Farm Credit Services for $3,000,000, and an investor feeding line for $2,000,000. The procurement lines give the Company the ability to buy feeder cattle for the feed yard prior to assigning them to a customer. The cattle feeding line was for the Company's own cattle on feed for slaughter, and the investor feeding line is for customers needing financing to feed cattle within the feed yard. Each line of credit bears interest 1/2 % over the prime interest rate.

     The Farm Credit Services lines of credit matured in December 2002, but the Company may feed out cattle which were acquired with funds available under the credit line. The credit line was collateralized by inventories, accounts receivable, and cattle financing notes receivable. They are also guaranteed by Norman M. Dean and James E. Miller, directors of the Company and of Miller Feed Lots, and are subject to various covenants, including a minimum working capital and cash margins per head. Farm Credit Services has refused to renew the $3,000,000 cattle feeding line of credit.

PROFIT/LOSS SHARING AGREEMENT WITH MILLER FEED LOTS

     During the second quarter of 2002, the Company and Miller Feed Lots agreed to share profits and losses from the Company's fed cattle sales, retroactive to September 1, 2001. For the year end of August 31, 2002, Miller Feed Lot's participation from losses from the Company's fed cattle sales was $514,373. This amount equals 50% of the Company's total losses from fed cattle operations in 2002.

          MARKETS FOR THE COMMON STOCK AND RELATED STOCKHOLDER MATTERS

     The number of record holders of the Company's common stock as of April 3, 2003 was 1439 according to information furnished by the Company's transfer agent.

     The following table sets forth the high and low bid quotations for the Company's common stock, as reported by OTC Market Report. Accordingly, the stock quotations listed below are not necessarily indicative of future trading activity or price trends.

   Quarter Ended                      High Bid                Low Bid
   -------------                      --------                -------

2003
November 30, 2002                       $.09                    $.06
February 28, 2003                       $.09                    $.06

2002
November 30, 2001                       $.09                    $.07
February 28, 2002                       $.09                    $.07
May 31, 2002                            $.09                    $.06
August 31, 2002                         $.09                    $.06

2001
November 30, 2000                       $.10                    $.01
February 28, 2001                      $.085                    $.05
May 31, 2001                            $.12                    $.06
August 31, 2001                         $.12                    $.07


     The above prices are believed to be representative interdealer quotations, without retail markup, markdown, or commissions, and may not represent actual transactions. The Company's stock is traded on the NASD Over-the Counter Bulletin Board under the trading symbol MILR.

     The Company has not paid any dividends on its common stock and the board of directors presently intends to continue a policy of retaining earnings, with the expectation it will be a more attractive entity for acquisition or merger into another business. The Company may authorize dividends in the future if it believes a distribution would be in the best interest of stockholders. The terms of the Company's preferred stock give it a preference on the payment of dividends in any given year, but such dividends are not cumulative. There are currently no Preferred Shares issued and outstanding. No leasing, financing, or similar arrangements to which the Company is a party preclude or limit in any manner the payment of any dividend.

                     ITEM 2. THE SALE OF ASSETS TRANSACTION

     This section of the proxy statement describes certain aspects of the sale of substantially all our assets. We recommend that you read carefully the complete Asset Purchase Agreement for the terms of the sale and other information that may be important to you. The Asset Purchase Agreement is included in this proxy statement as Appendix A.

BOARD OF DIRECTORS RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS TO THE STOCKHOLDERS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO SELL SUBSTANTIALLY ALL THE ASSETS OF THE COMPANY TO MILLER FEED LOTS FOR A PROMISSORY NOTE, PAYABLE $100,000 PER YEAR PRINCIPAL, PLUS INTEREST, AND THE ASSUMPTION OF CERTAIN LIABILITIES. THE BOARD HAS DETERMINED THAT THE SALE OF ASSETS TRANSACTION PROPOSAL IS IN THE BEST INTEREST OF THE STOCKHOLDERS.

REASONS FOR THE SALE OF ASSETS

     In reaching its determination to approve the sale of assets transaction, the board considered, among other factors, (i) management's concern with the continuing losses incurred by the Company in the cattle feeding business, (ii) management's desire to get the Company into another business by means of a merger or acquisition transaction in which stockholders may have an opportunity to own stock in a company that may show profits, but of which there is no assurance. The other material positive factors considered by the board of directors in reaching this determination are:

     1. Management's belief that the IRS provisions limiting losses in the cattle feeding business to passive investors is a deterrent to acquiring new custom feeders.

     Material negative factors considered by the board of directors in reaching its determination are:

     1. Stockholders invested in the Company knowing it was in the cattle feeding business and that such business was a high risk activity. The proposal to sell assets of the Company will take stockholders out of the cattle feeding business, which is a business in which they may want to be invested.

     2. Farm Credit Services which had provided a credit line of $3,000,000 has advised the company that the line of credit which matured December 31, 2002 will not be renewed. The company has been unable to secure capital for cattle feeding from other sources. Without sufficient capital, it is not possible to continue in the cattle feeding business.

     3. When the Company is a "shell corporation" (See RISK FACTORS - Shell Corporation), it will be attractive to a potential acquirer because of its large number of stockholders, and possibly because of its significant cash or note receivable position. Nevertheless, that factor cannot be expected to warrant an acquisition proposal to the Company that will give the Company's stockholders a significant ownership in a new company.

                     SUMMARY OF the ASSET PURCHASE AGREEMENT

     We believe this summary describes the material terms of the Agreement, whereby the Company sells substantially all of its assets to Miller Feed Lots. Much of the information provided in this section is summarized from the Agreement. We recommend that you read carefully the complete Agreement for the terms of the sale of assets transaction and other information that may be important to you. The Asset Purchase Agreement is included in this proxy statement as Appendix A.

CONSIDERATION

     The consideration we will receive in the sale of assets transaction is the Purchaser's promissory note. The amount of this note is unknown because it depends upon the market value of assets to be sold, which will be determined on the Closing Date. The value of cattle and inventory as of February 28, 2003 will change before the Closing Date because their fair value will change. The value of other assets to be sold, which is property and equipment, certain receivables and other assets, will also be adjusted to fair value at the Closing Date. The total value of all assets to be sold will be adjusted down by $599,776 to repay Miller Feed Lots for its assumption of our losses in 2002 and to the Closing Date in 2003. This adjustment is pursuant to an agreement between the Company and Miller Feed Lots, which allowed them to reclaim their portion of the assumed loss at their election. The value of the Acquired Assets will also be adjusted down by $250,000 to compensate Miller Feed Lots for the cancellation of the feedlot facility's lease. This adjustment is based on a letter received from the Company's auditors, Anderson & Whitney, stating that while they had not been provided with a recent appraisal of the Lease Agreement, subject to the effect of any such appraisal on their consideration, they believe that, to the relative position of the Company stockholders, the $250,000 termination fee is reasonable under the circumstances. The value of the Acquired Assets will be adjusted down by another $250,000, which is an agreed amount to cover the risk of loss to Purchaser on the feeder cattle transferred. This adjustment is based on a letter received from Dennis Stuehm, who operates a feedlot in Ault, Colorado, which is near the Company's feedlot facilities, advising Miller Feed Lots that after the past two years of losses, the Company should pay $250,000 to Miller Feed Lots to assume all responsibility for the feeder cattle to be sold. Mr. Stuehm recites a number of factors affecting potential losses, including the war in Iraq, large beef buyers cutting back on purchases, two years of historical losses at $75 to $150 per head, concerns of health in the beef industry caused by packer concentration, and historically the markets for the summer months are very weak. Mr. Stuehm concluded that the potential loss could be in excess of $250,000. Because of this adjustment we will bear no further risk of loss on the feeder cattle included in the Acquired Assets.

     If there is a balance due us, it will be represented by Miller Feed Lots' promissory note, which will bear interest at the rate of 5% per year and will be payable $100,000 per year plus interest annually until fully paid. Payment of the note will be secured by a second mortgage on the feedlot facilities to be acquired by Miller Feed Lots.

ASSETS SOLD

     Subject to, and upon the terms and conditions of, the Asset Purchase Agreement, we are selling to Miller Feed Lots substantially all our operating assets, including trade accounts receivable, notes receivable with respect to financing customers, receivables from affiliates and related parties, and inventory consisting of our cattle on feed in the feedlot and contracts with customers to feed customer cattle in the feedlot facility, and equipment. Presently we lease the feedlot facilities from Miller Feed Lots and that lease will be cancelled. We will retain cash and all assets not related to the feedlot business. Those assets to be retained consist of office equipment, vehicles, water tanks and miscellaneous items.

ASSUMED LIABILITIES

     Miller Feed Lots will assume all our liabilities related to the feedlot business consisting of notes payable to third parties, notes payable to related parties, trade accounts payable, accounts payable to related parties, accrued expenses, customer feed contracts, long-term debt, long-term debt to related parties, and lease obligations on feedlot equipment.

EXCLUDED LIABILITIES

     Miller Feed Lots will not assume liabilities that are not related to feedlot operations. The principal liability to be retained by the Company is an obligation to Foothills Financial Corporation for $106,134.44. (See COMPANY'S BUSINESS - TRANSACTIONS WITH MANAGEMENT)

CLOSING

     The closing of the sale of assets transaction will take place on the second day following the satisfaction or waiver of all conditions to closing, as stated in Article VII of the Agreement, or at such other time and date as we and Miller Feed Lots may mutually agree. We expect the closing to occur before May 31, 2003.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In the Agreement we represent and warrant to Miller Feed Lots with respect to the matters set forth below

     o We are a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

     o We have a total of 6,404,640 shares of common stock issued and outstanding.

     o The Agreement has been duly authorized and delivered by us and is binding on us, subject to approval of our stockholders.

     o Our performance of the Agreement will not violate our corporate documents or any contract or law to which we are subject.

     o We have delivered certain financial statements to Miller Feed Lots, which accurately reflect our financial position at and as of the dates thereof.

     o Except as we have specifically disclosed to Miller Feed Lots, we have no undisclosed liabilities; there have been no material adverse changes in our financial condition since the date of our latest balance sheet provided to Miller Feed Lots; we have paid all required taxes; we are not involved in any material litigation; we have provided to Miller Feed Lots a list of all employees; we are in compliance with all laws applicable to the feedlot business being transferred; we own all the assets being transferred, free and clear of all claims by other parties; we do not own any trademarks or trade names or other proprietary rights, and are not unlawfully using proprietary rights of other parties; we have no employee benefit plans other than health insurance to which employees contribute 50% of the premium.

     o The assets being transferred are in good operating condition, subject to ordinary wear and tear; accounts receivable being transferred are valid and collectible as shown on our balance sheet; inventories being transferred are of quality and quantity usable in the business; the assets being transferred are not subject to undisclosed contracts or agreements; accounts payable being assumed were fairly incurred liabilities; and we have such insurance for coverages which are usual and customary in the feedlot business.

     o All written material being furnished to Miller Feed Lots do not contain any untrue statements of material facts, or omit to state facts necessary to make the statements made in the light of the circumstances under which they are made, not misleading.

     o Since the date of our latest balance sheet provided to Miller Feed Lots, we have taken no actions that would be prohibited under the Agreement without the prior consent of Miller Feed Lots.


REPRESENTATIONS AND WARRANTIES OF MILLER FEED LOTS

     In the Agreement, Miller Feed Lots represents and warrants to us with respect to the following matters:

     o Miller Feed Lots is a Colorado corporation, with power and authority to enter into the Agreement.

     o The Agreement has been approved by Miller Feed Lots and constitutes a binding agreement of Miller Feed Lots.

     o No consent of any third party is required for Miller Feed Lots to perform the Agreement and it does not conflict with any of its corporate documents, contracts or any law by which it is bound or any agreement that would prevent consummation of the Agreement.

     o Miller Feed Lots has delivered to us its unaudited financial statements as at February 2003, and for the 11 months then ended. Such financial statements accurately reflect the financial position of Miller Feed Lots.


COVENANTS OF MILLER FEED LOTS

     Miller Feed Lots has covenanted with us that they will take every action reasonably required of it to satisfy the conditions to the Closing; that it will cooperate with us in carrying out the transactions required in the Asset Purchase Agreement; that it will bear all its own expenses in connection with the Asset Purchase Agreement; and that it will continue health insurance benefits for employees in the form provided by Pacific Life and Annuity.

COVENANTS OF THE COMPANY

     We have agreed that we will take all actions reasonably required to satisfy conditions to Closing; that we will afford to Miller Feed Lots reasonable access to the feedlot facilities; that prior to the Closing we will conduct the feedlot operations only in the ordinary course of business, unless Miller Feed Lots consents in writing to other action; we will cooperate with Miller Feed Lots in carrying out the transactions contemplated by the Agreement; we will bear our costs and expenses in connection with the Agreement; we will update our exhibits and disclosure documents to reflect any changes prior to the Closing; and we will timely pay all unassumed liabilities.

CONDITIONS TO CLOSING

     The obligations of Miller Feed Lots to effect the sale of assets transaction is subject to fulfillment of the following conditions unless Miller Feed Lots waives such fulfillment:

     o The Agreement and the sale of assets transaction shall have received all approvals, consents, authorizations and waivers required to consummate the transaction;

     o There shall not be in effect a preliminary or permanent injunction which prohibits the transaction;

     o We shall have performed each of our agreements and obligations contained in the Agreement and required to be performed by us prior to the Closing;

     o There shall have been no material adverse change in the Acquired Business or the Acquired Assets between the date of our Balance Sheet and the Closing;

     o Our representations and warranties set forth in the Asset Purchase Agreement shall be true in all material respects as of the date of the Agreement and as of the Closing Time;

CONDITIONS TO OBLIGATIONS OF THE COMPANY

     Our obligation under the Agreement is subject to fulfillment prior to the Closing of the following conditions:

     o The Agreement and the sale of assets transaction shall have received all necessary approvals, consents, authorizations and waivers;

     o There shall not be effect a preliminary or permanent injunction prohibiting consummation of the transaction;

     o Miller Feed Lots shall have performed all its obligations required to be performed prior to the Closing;

     o The representations and warranties of Miller Feed Lots shall be true as of the date of the Agreement and as of the Closing Time.

TERMINATION, AMENDMENT, WAIVER, relief

     The Agreement and the Sale of Assets Transaction may be terminated at any time prior to the Closing, whether before or after any approval by stockholders in either of the following ways:

     o    By mutual consent of Miller Feed Lots and the Company;

     o By either Miller Feed Lots or the Company, upon written notice to the other, if the conditions to such party's obligations to consummate the asset purchase transaction as provided in the Agreement were not, or cannot reasonably be, satisfied on or before 30 days after the date of the Agreement, unless the failure of condition is the result of the material breach of the Agreement by the party seeking to terminate.

     The Asset Purchase Agreement may be amended by us or by Miller Feed Lots by action taken at any time, but after the asset purchase transaction has been approved by our stockholders, no amendment shall be made which materially reduces the Consideration, or which in any way materially and adversely affects our rights or the rights of our stockholders without the further approval of our stockholders. Any amendment must be in writing and signed by us and Miller Feed Lots.

     At any time prior to the Closing, we or Miller Feed Lots by action taken by the respective boards of Directors, may extend the time for performance of any of the obligations or other acts of the parties, or waive compliance with any of the agreements or conditions contained in the Asset Purchase Agreement. Any waiver shall be valid only if set forth in an instrument in writing signed on behalf of the party granting the waiver.

     In the event of liability of Miller Feed Lots or us prior to the Closing, we and Miller Feed Lots acknowledge that monetary damages will not reasonably be calculable, and agree that specific performance and injunctive relief should be available to Miller Feed Lots. If for any reason the asset sale transaction shall be terminated before the Closing, the Purchaser and we shall be restored to our positions before the Agreement and each shall pay his own expenses relating to this Agreement.

ARBITRATION

     Any dispute between us and Miller Feed Lots arising out of the Agreement or the sale of assets transaction shall be submitted to binding arbitration in Greeley, Colorado, before a tribunal of three arbitrators, one to be selected by us, and one to be selected by Miller Feed Lots, and the third to be selected by the first two arbitrators. Any award issued as a result of such arbitration shall be final and binding, and enforceable by any court having jurisdiction over the party against whom the enforcement is sought.

     Neither we nor Miller Feedlots shall bring any action with respect to the Agreement or the sale of assets transaction unless the aggregate amount of all claims so asserted exceeds $10,000, but this shall not prevent actions seeking injunctions or other equitable forms of relief.

             ACCOUNTING TREATMENT OF THE SALE OF ASSETS TRANSACTION

     The gain or loss on the sale of assets will be recorded in accordance with FASB standards.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES
                        OF THE SALE OF ASSETS TRANSACTION

GENERAL

     The following summary of the anticipated material federal income tax consequences to us on the sale of assets transaction to Miller Feed Lots is not intended to be a complete description of the federal income tax consequences of the proposed sale of assets transaction. This summary is based upon the Internal Revenue Code of 1986, as amended, the regulations promulgated thereunder, and the administrative and judicial interpretations thereof, all as presently in effect. Each of these authorities is subject to change, possibly with retroactive effects; thus, we cannot assure you that future legislation, regulations, administrative interpretations or court decisions will not significantly change the federal income tax consequences discussed herein.

     No rulings have been requested or received from the Internal Revenue Service as to the matters discussed in this proxy statement, and there is no intent to seek any rulings. Accordingly, we can provide no assurance that the Internal Revenue Service will not challenge the tax treatment of certain matters discussed, or, if it does challenge the tax treatment, that it will not be successful.

FEDERAL INCOME TAX CONSEQUENCES TO the company

     A determination whether the Company will recognize a gain or loss for federal income tax purposes upon the Sale of Assets Transaction and transfer of certain liabilities to Miller Feedlots pursuant to the Asset Purchase Agreement will be made as of the Closing Date when values can be fixed for the various assets being transferred. The determination of whether gain or loss is recognized will be made with respect to each of the assets to be sold. Accordingly, we may recognize gain on the sale of some assets and a loss on the sale of others. The amount of gain or loss recognized by us with respect to the sale of a particular asset will be measured by the difference between the amount realized by us on the sale of that asset, and our tax basis in that asset. The amount realized on the sale will include the amount of cash received, plus the amount of liabilities assumed by Miller Feed Lots. For purposes of determining the amount realized by us with respect to specific assets, the total amount realized will generally be allocated among the assets according to the rules prescribed under the Internal Revenue Code.

     We cannot compute the amount of gain that we might recognize as a result of the sale of the assets transaction until gains and losses from other transactions during the taxable year are known. Based on the UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS appearing below, it seems fairly certain the Company will show a loss on the sale of assets transaction. Those proforma calculations are computed as if the asset sale transaction occurred on February 28, 2003, or on September 1, 2002. The identity of assets has changed since those dates, and will change more prior to the Closing Date.

     The sale of assets transaction may subject us to state or local income, sales, or other tax liabilities.

                                 USE OF PROCEEDS

     The net proceeds to the Company upon closing the Asset Purchase Transaction cannot be accurately determined at this time. The net proceeds will be applied to the payment of liabilities not assumed by Miller Feed Lots. These liabilities may be carried until annual payments on the Miller Feed Lots purchase money promissory note are paid. After all liabilities have been satisfied, payments made on the Miller Feed Lots promissory note will be retained by the Company in interest-bearing accounts or investments, to be held by the Company until an acceptable acquisition proposal is made. It is expected that the retention of the note receivable will make the Company a more attractive candidate for acquisition and that stockholders will realize greater value in an acquisition transaction than they would benefit from an immediate distribution of the Company's remaining capital. There can be no assurance that retention of the note receivable will make the Company a more attractive candidate for acquisition.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial statements give effect to the proposed sale of substantially all assets and liabilities to Miller Feed Lots, Inc. pursuant to an Asset Purchase Agreement dated April 17, 2003. This pro forma information has been prepared using the historical consolidated financial statements.

     The unaudited pro forma condensed consolidated balance sheet as of February 28, 2003 sets forth the effect of the sales transaction as if it occurred on February 28, 2003. This presentation uses an estimated adjusted sales price calculated as of February 28, 2003 of $431,947 and corresponding loss on sale of $1,052,952.

     The unaudited pro forma condensed consolidated statement of operations for the six month ended February 28, 2003 sets forth the effect of the sales transaction as if it occurred on September 1, 2002. This presentation uses an estimated adjusted sales price calculated as of September 1, 2002 of $78,704 and corresponding loss on sale of $1,390,540.



MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
----------------------------------------------------------------------------------------------------------------    ----------------
                                                                                                    Pro forma
February 28, 2003                                                     Historical                    Adjustments        Pro forma
----------------------------------------------------------------------------------------------------------------    ----------------
ASSETS
------
Current Assets:

        Cash                                                         $   185,956    [1]             $  (183,745)    $       2,211

        Receivables:

           Trade accounts                                                343,881    [1]                (343,881)          --

           Accounts receivable - related parties                         899,434    [1]                (899,434)          --

           Notes - cattle financing                                      287,504    [1]                (287,504)          --

        Inventories                                                    3,116,544    [1]              (3,116,544)          --

        Prepaid expenses and other                                        99,314    [1]                 (99,314)          --
----------------------------------------------------------------------------------------------------------------    ----------------

           Total Current Assets                                        4,932,633                     (4,930,422)            2,211
----------------------------------------------------------------------------------------------------------------    ----------------
Property and Equipment:

        Feedlot facility under capital lease -

           related party                                               1,497,840    [2]              (1,497,840)          --

        Equipment                                                        198,494    [1]                (198,494)          --

        Leasehold improvements                                           187,767    [1]                (187,767)          --
                                                                     -----------                    ------------    ----------------
                                                                       1,884,101                     (1,884,101)          --

        Less:  Accumulated depreciation

           and amortization                                              999,035    [2]                (723,963)          --
                                                                                    [1]                (275,072)
----------------------------------------------------------------------------------------------------------------    ----------------

           Total Property and Equipment                                  885,066                       (885,066)          --
----------------------------------------------------------------------------------------------------------------    ----------------
Other Assets:

        Note receivable - Miller Feed Lots, Inc.                            --      [1]               1,446,320           346,544
                                                                                    [2]                (250,000)
                                                                                    [3]                (599,776)
                                                                                    [4]                (250,000)

        Notes receivable - related parties                               300,000    [1]                (300,000)          --

        Deferred income taxes                                            350,756    [5]                (350,756)          --

        Deposits and other                                                11,495    [1]                 (11,495)          --
----------------------------------------------------------------------------------------------------------------    ---------------
           Total Other Assets                                            662,251                       (315,707)          346,544
----------------------------------------------------------------------------------------------------------------    ----------------

TOTAL ASSETS                                                         $ 6,479,950                    $(6,131,195)    $     348,755
================================================================================================================    ================


                                                                            B-29



MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET -
----------------------------------------------------------------------------------------------------------------    ----------------
                                                                                            Pro forma
February 28, 2003                                                     Historical           Adjustments                  Pro forma
----------------------------------------------------------------------------------------------------------------    ----------------
LIABILITIES
-----------
Current Liabilities:

        Cash overdraft                                                 $ 662,372     [1]            $  (662,372)    $      --

        Notes payable                                                  3,008,120     [1]             (3,008,120)           --

        Trade accounts payable                                           510,684     [1]               (510,684)           --

        Accrued expenses                                                  37,787     [1]                (37,787)           --

        Current portion of:

           Capital lease obligations - related party                      31,227     [2]                (31,227)           --

           Long-term debt - related party                                 65,087                                           65,087
                                                                   ----------------------------------------------   ----------------

             Total Current Liabilities                                 4,315,277                     (4,250,190)           65,087

Capital Lease Obligation - Related Party                                 856,448     [2]               (856,448)           --

Long-Term Debt - Related Party                                            41,047                                           41,047
-----------------------------------------------------------------------------------------------------------------   ----------------
        Total Liabilities                                              5,212,772                     (5,106,638)          106,134
-----------------------------------------------------------------------------------------------------------------   ----------------
STOCKHOLDERS' EQUITY
--------------------

Preferred Stock                                                           --                                              --

Common Stock                                                                 636                                              636

Additional Paid-In Capital                                             1,351,693                                        1,351,693

Retained Earnings                                                        (26,776)    [1]                312,177        (1,051,333)
                                                                                     [2]               (136,202)
                                                                                     [3]               (599,776)
                                                                                     [4]               (250,000)
                                                                                     [5]               (350,756)

Accumulated Other Comprehensive Income (Loss)                            (58,375)                                         (58,375)
-----------------------------------------------------------------------------------------------------------------   ----------------

        Total Stockholders' Equity                                     1,267,178                     (1,024,557)          242,621
-----------------------------------------------------------------------------------------------------------------   ----------------

TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                         $ 6,479,950                    $(6,131,195)    $     348,755
===============================================================================================================     ================

Explanatory Notes:
Pro forma condensed consolidated balance sheet assumes sales transaction occurred on February 28, 2003.
[1] Record sale of identified assets and assumption of identified liabilities for unadjusted sales price of $1,446,320 (adjustments recorded per [2,3,4]).
[2] Record cancellation of the capital lease obligation, including termination fee of $250,000.
[3] Record deduction from sales price for Purchaser's participation in losses from Seller's fed cattle sales from September 1, 2001 to February 28, 2003.
[4] Record $250,000 adjustment to sales price for risk of loss on cattle being transferred from Seller to Purchaser.
[5] Record 100% allowance for deferred tax assets due to the sale transaction.

                                                                            B-30




MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY


PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
------------------------------------- ------------ --- ------------------- ------------------------- ------------------
                                                                                   Pro forma
Six Months Ended  February 28, 2003                        Historical            Adjustments             Pro forma
------------------------------------------------------ ------------------- ------------------------- ------------------
Revenue:


 Feed and related sales                                   $ 2,024,259    [2]                        $(2,024,259)    $      --

 Fed cattle sales                                           1,538,455    [2]                         (1,538,455)           --

 Feedlot services                                             303,287    [2]                           (303,287)           --

 Interest income                                                2,193    [2]                             (2,193)           --

 Interest income - related party                                9,000    [2]                             (9,000)            1,968

                                                                         [3]
1,968

 Other income                                                  33,920    [2]                            (33,920)           --
------------------------------------------------------------------------------------------------------------------------------------
    Total Revenue                                           3,911,114                                (3,909,146)            1,968
------------------------------------------------------------------------------------------------------------------------------------
Costs and Expenses:

 Cost of:

  Feed and related sales                                    1,693,116    [2]                         (1,693,116)           --

  Fed cattle sold                                           1,623,857    [2]                         (1,623,857)           --

  Feedlot services                                            368,882    [2]                           (368,882)           --

 Selling, general, and administrative                         336,381    [2]                           (335,381)            1,000

 Interest                                                      20,094    [2]                            (20,094)           --

 Interest on note payable - related party                      55,560    [2]                            (49,314)            6,246
------------------------------------------------------------------------------------------------------------------------------------

    Total Costs and Expenses                                4,097,890                                (4,090,644)            7,246
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                            (186,776)                                  181,498            (5,278)


Income Tax Expense (Benefit)                                   25,411    [2]                            (25,411)            --
------------------------------------------------------ -----------------------------------------------------------------------------

Net Income (Loss) before Disposition of Business             (161,365)                                  156,087            (5,278)

Loss on Disposition of Business                                  --      [1]                         (1,390,540)       (1,390,540)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                          $ (161,365)                              $(1,234,453)    $  (1,395,818)
====================================================================================================================================

INCOME (LOSS) PER COMMON SHARE                             $   (0.03)                                               $       (0.22)
==========================================================================                                          ================

Weighted Average Number of Common
   Shares Outstanding                                       6,364,640                                                   6,364,640
====================================================== ===================                                          ================

Explanatory Notes:
Pro forma condensed consolidated statement of operations assumes the sales transaction occurred September 1, 2002.

[1] Record sale of identified assets and assumption of identified liabilities as if it occurred September 1, 2002 for an estimated sales price at that date of $78,704. Includes increasing valuation allowance for deferred tax assets by $376,167 due to sale transaction.
[2] Remove revenue and expenses related to assets sold and liabilities assumed. [3] Record interest income on $78,704 note receivable from Purchaser.

                              ITEM 3. OTHER MATTERS

     The board of directors knows of no business to be presented for action at the special meeting except as described above. If other matters are properly presented for a vote, the proxies will be voted upon such matters (including matters incident to the conduct of the meeting) in accordance with the judgment of the persons acting under the proxies.

                          INDEPENDENT PUBLIC ACCOUNTANT

     A representative of Anderson & Whitney P.C. is expected to be present at the special meeting. He will have an opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

                 STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING

     Stockholders' proposals for the 2004 annual meeting of stockholders must be submitted in writing to the secretary at the address set forth on the first page of this proxy statement a reasonable time before the Company begins to print and mail its proxy materials. Based on the Company's usual schedule for preparing its proxy statement for annual meetings, shareholder proposals should be submitted before August 11, 2004, in order to be presented at the annual meeting or be considered for inclusion in the Company's 2004 proxy statement and proxy card.

          PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY CARD.



May 5, 2003                                    Miller Diversified Corporation

                                    EXHIBITS


3.1 Articles of Incorporation and Bylaws and Amendments (except the Amendment described in 3.2 below) thereto (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement No. 33-26285)

3.2 Amendment to Articles of Incorporation dated January 22, 1990, providing for 1:250 reverse stock split and reduction in number of authorized shares (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement No. 33-40461)

10.1 Long-Term Lese of Feedlot Facilities dated August 1, 1992 that constitutes an amendment to the original lease dated February 1, 1991 (incorporated by reference to Exhibit 10.1 to Registrant's Form 10-K for the year ended August 31, 1992)

10.2 Equipment Sale and Purchase Agreement dated August 13, 1992 (incorporated by reference to Exhibit 10.2 to Registrant's Form 10-K for the year ended August 31, 1992)

10.3 Equipment Lease dated August 15, 1992 (incorporated by reference to Registrant's Form 10-K for the year ended August 31, 1992)

10.4 Asset Purchase Agreement dated April 17, 2003 appears at Appendix A to this Proxy Statement

                                                                      APPENDIX A







                            ASSET PURCHASE AGREEMENT




                                     Between
                             MILLER FEED LOTS, INC.
                                   (Purchaser)
                                       and
                         MILLER DIVERSIFIED CORPORATION
                                    (Seller)









                              Dated: April 17, 2003
                                table of contents

                                                                           Page

Article I DEFINITIONS.......................................................A-1

   1.1      Acquired Assets.................................................A-1
   1.2      Acquired Business...............................................A-1
   1.3      Acquired Business Disclosure Document...........................A-2
   1.4      Acquired Facilities.............................................A-2
   1.5      Affiliate.......................................................A-2
   1.6      Agreement.......................................................A-2
   1.7      Asset Sale Transaction..........................................A-2
   1.8      Assumed Liabilities.............................................A-2
   1.9      Audited Financial Statements....................................A-2
   1.10     Auditors........................................................A-2
   1.11     Closing.........................................................A-2
   1.12     Closing Date....................................................A-2
   1.13     Closing Time....................................................A-2
   1.14     Consideration...................................................A-3
   1.15     Derivative Instruments..........................................A-3
   1.16     Control.........................................................A-3
   1.17     Entity..........................................................A-3
   1.18     Exchange Act....................................................A-3
   1.19     GAAP............................................................A-3
   1.20     Inventories.....................................................A-3
   1.21     Liabilities.....................................................A-3
   1.22     Payables........................................................A-3
   1.23     Proprietary Rights..............................................A-3
   1.24     Proxy Statement.................................................A-3
   1.25     Purchaser.......................................................A-4
   1.26     Purchaser's Balance Sheet.......................................A-4
   1.27     Receivables.....................................................A-4
   1.28     SEC.............................................................A-4
   1.29     Securities Act..................................................A-4
   1.30     Seller..........................................................A-4
   1.31     Seller's Balance Sheet..........................................A-4
   1.32     Subsidiary......................................................A-4
   1.33     Unaudited Financial Statements of Seller........................A-4

Article II THE ASSET SALE TRANSACTION.......................................A-4

   2.1      The Asset Sale Transaction......................................A-4
   2.2      Consideration...................................................A-5
   2.3      Adjustments.....................................................A-5
   2.4      Manner of Payment...............................................A-5
   2.5      Closing.........................................................A-5

Article III REPRESENTATIONS AND WARRANTIES OF PURCHASER......................A-6

   3.1      Organization and Qualification...................................A-6
   3.2      Authority Relative to This Agreement.............................A-6
   3.3      Absence of Breach; No Consents...................................A-6
   3.4      Purchaser's Financial Statements.................................A-6

Article IV REPRESENTATIONS AND WARRANTIES OF SELLER..........................A-7

   4.1      Organization and Qualification...................................A-7
   4.2      Capitalization...................................................A-7
   4.3      Authority Relative to This Agreement.............................A-7
   4.4      Absence of Breach; No Consents...................................A-7
   4.5      Financial Statements.............................................A-8
   4.6      Acquired Business Disclosure Document............................A-8
   4.7      Absence of Material Differences From Disclosure Document.........A-8
   4.8      Full Disclosure.................................................A-11
   4.9      Actions Since Balance Sheet Date................................A-11

Article V COVENANTS OF THE PURCHASER........................................A-11

   5.1      Affirmative Covenants...........................................A-11
   5.2      Cooperation.....................................................A-11
   5.3      Expenses........................................................A-11
   5.4      Health Insurance................................................A-11
   5.5      Assumed Liabilities.............................................A-12

Article VI COVENANTS OF THE SELLER..........................................A-12

   6.1      Affirmative Covenants...........................................A-12
   6.2      Access and Information..........................................A-12
   6.3      Conduct of Business Pending the Closing.........................A-12
   6.4      Cooperation.....................................................A-12
   6.5      Expenses........................................................A-12
   6.6      Updating of Exhibits and Disclosure Documents...................A-12
   6.7      Payment of Unassumed Liabilities................................A-13

Article VII CONDITIONS TO CLOSING...........................................A-13

   7.1      Conditions to Obligation of Purchaser...........................A-13
   7.2      Conditions to Obligation of the Seller..........................A-13

Article VIII SECURITIES AND SECURITY HOLDERS................................A-14

   8.1      Meeting of Stockholders.........................................A-14
   8.2      Proxy Statement.................................................A-14

Article IX TERMINATION, AMENDMENT, WAIVER, RELIEF...........................A-14

   9.1      Termination.....................................................A-14
   9.2      Amendment.......................................................A-15
   9.3      Waiver..........................................................A-15
   9.4      Relief..........................................................A-15
   9.5      Failure to Close................................................A-15

Article X GENERAL PROVISIONS................................................A-15

   10.1     Arbitration.....................................................A-15
   10.2     Notices.........................................................A-16
   10.3     Interpretation..................................................A-16
   10.4     Survival of Representations, Warranties.........................A-16
   10.5     De Minimis Claims...............................................A-16
   10.6     Miscellaneous...................................................A-16


EXHIBIT A - Purchaser's Financial Statement                                 A-18
EXHIBIT B - Seller's Unaudited Financial Statements                         A-21
SCHEDULE 2.1 - Acquired Assets                                              A-29
SCHEDULE 2.4 - Promissory Note                                              A-31
SCHEDULE 4.6 - Acquired Business Disclosure Document                        A-32

                                                       Execution Copy - 04/17/03

                            ASSET PURCHASE AGREEMENT
                                     Between
                             MILLER FEED LOTS, INC.
                                   (Purchaser)
                                       and
                         MILLER DIVERSIFIED CORPORATION
                                    (Seller)

     THIS ASSET PURCHASE AGREEMENT is made this 17th day of April, 2003, by and among Miller Feed Lots Inc. (MFL) (the Purchaser), a Colorado corporation, and Miller Diversified Corporation (MDC) (the Seller), a Nevada corporation, and provides for the Purchaser to acquire substantially all of the assets of the Seller, subject to the liabilities assumed in this Agreement by the Purchaser and no other liabilities.

                                    RECITALS

     1. The Purchaser desires to acquire, on the terms and subject to the conditions reflected below, the business of the Seller insofar as the same is conducted through the use of the Acquired Assets; and

     2. The Seller believes that it is desirable and in the best interests of the Seller and its stockholders that it sell the Acquired Assets to the Purchaser;

                                    AGREEMENT

     NOW, THEREFORE, the parties to this Asset Purchase Agreement do hereby agree as follows:

                                    ARTICLE I
                                  DEFINITIONS

     As used in this Agreement, the terms identified below in this Article I shall have the meanings indicated, unless a different and common meaning of the term is clearly indicated by the context, and variants and derivatives of the following terms shall have correlative meanings.

     1.1 Acquired Assets: The assets of the Seller being acquired by the Purchaser pursuant to the terms hereof, as identified on Schedule 2.1 hereto, and all other assets of the Seller, tangible or intangible (including contractual, warranty, and other rights), the use or value of which is inextricably linked to the assets so identified, or which relate to or arise out of transactions of the Seller involving the assets so identified.

     1.2 Acquired Business: The businesses conducted by the Seller in which the Seller utilized the Acquired Assets, as described on Schedule 2.1 hereto, commonly known, described, or identified as the Seller's cattle feeding business or feedlot facility.

     1.3 Acquired Business Disclosure Document: The document delivered by the Seller to the Purchaser containing certain disclosures regarding the Acquired Business as described in Section 4.6 hereof.

     1.4 Acquired Facilities: All storage facilities, feedlot facilities, processing facilities, fixtures, and improvements owned or leased by the Seller or otherwise used by the Seller in connection with the operation of its business or leased or subleased by the Seller, but only to the extent that the same consist of Acquired Assets.

     1.5 Affiliate: When used with respect to a person, an "affiliate" of that person is a person Controlling, Controlled by, or under common Control with that person.

     1.6 Agreement: This Asset Purchase Agreement, including all of its schedules and exhibits and all other documents specifically referred to in this Agreement that have been or are to be delivered by a party to this Agreement to another such party in connection with the Asset Purchase Transaction or this Agreement, and including all duly adopted amendments, modifications, and supplements to or of this Agreement and such schedules, exhibits and other documents.

     1.7 Asset Sale Transaction: The Sale of the Acquired Assets, subject to the Assumed Liabilities, for the Consideration as contemplated by, and subject to the terms and conditions of, this Agreement.

     1.8 Assumed Liabilities: The Liabilities of the Seller incurred or accrued in the operation of the Acquired Business prior to the Closing Time and being assumed by the Purchaser pursuant to this Agreement, as specifically identified in Schedule 2.1 to this Agreement, and no other Liabilities of the Seller. Assumed Liabilities does not include any liabilities of the Seller incurred or accrued in activities other than the Acquired Business.

     1.9 Audited Financial Statements: The balance sheet, income statement, statement of stockholders' equity and statement of cash flows or, in each instance, equivalent statements of the Seller as at August 31, 2002 and for the year then ended, in each instance as reported on by Auditors.

     1.10 Auditors: With respect to the Seller and the Acquired Business, Anderson & Whitney, P.C. , Certified Public Accountants, 5801 West 11th Street, Suite 300, Greeley, Colorado 80634-4813.

     1.11 Closing: The completion of the Asset Purchase Transaction, to take place as described in Article II.

     1.12 Closing Date: The date on which the Closing actually occurs, which shall not in any event be prior to satisfaction or waiver of the conditions to Closing set forth in Article VII hereof.

     1.13 Closing Time: The time at which the Closing actually occurs. All events that are to occur at the Closing Time shall, for all purposes, be deemed to occur simultaneously, except to the extent, if at all, that a specific order of occurrence is otherwise described.

     1.14 Consideration: The net sum to be paid by the Purchaser to the Seller at the Closing for the Acquired Assets, subject to modification and adjustment as provided herein.

     1.15 Derivative Instruments. Instruments used for the purchase of hedging commodity prices that exist as part of the Acquired Business.

     1.16 Control: Generally, the power to direct the management or affairs of an Entity.

     1.17 Entity: A corporation, partnership, sole proprietorship, joint venture, or other form of organization formed for the conduct of a business, whether active or passive.

     1.18 Exchange Act: The Securities Exchange Act of 1934, as amended to the date as of which any reference thereto is relevant under this Agreement, including any substitute or replacement statute adopted in place or lieu therefor.

     1.19 GAAP: Generally Accepted Accounting Principles, as in effect on the date of any statement, report or determination that purports to be, or is required to be, prepared or made in accordance with GAAP. All references herein to financial statements prepared in accordance with GAAP shall mean in accordance with GAAP consistently applied throughout the periods to which reference is made.

     1.20 Inventories: The stock of feed, grain, veterinary supplies, feeder cattle, and cattle procured for feeding purposes but not yet consigned to custom feeders, held by the Seller for use in the Acquired Business (including the Miller Feeders, Inc., a Subsidiary of Seller), from time to time in the ordinary course of the business of the Seller. Inventories are valued as provided in
Section 2.2.

     1.21 Liabilities: At any point in time (the Determination Time), the obligations of a person or Entity, whether known or unknown, contingent or absolute, recorded on its books or not, arising or resulting in any way from facts, events, agreements, obligations or occurrences that existed or transpired at a prior point in time, or resulted from the passage of time to the Determination Time, but not including obligations accruing or payable after the Determination Time to the extent (but only to the extent) that such obligations
(i) arise under previously existing agreements for services, benefits, or other considerations, and (ii) accrue or become payable with respect to services, benefits, or other considerations received by the person or Entity after the Determination Time.

     1.22 Payables: Liabilities of a party arising from the borrowing of money or the incurring of obligations for merchandise or goods purchased.

     1.23 Proprietary Rights: Trade secrets, copyrights, patents, trademarks, service marks, customer lists, and all similar types of intangible property developed, created or owned by the Seller, or used by the Seller in connection with the Acquired Business, whether or not the same are entitled to legal protection.

     1.24 Proxy Statement: The document prepared by the Seller for submission to its shareholders soliciting their proxies to permit the persons to whom proxies are thereby granted to vote upon the consummation of the Asset Purchase Transaction.

     1.25 Purchaser: Miller Feed Lots, Inc., a Colorado corporation which, under the terms of this Agreement is acquiring the Acquired Assets of the Seller.

     1.26 Purchaser's Balance Sheet. The balance sheet included in the unaudited financial statements of the Purchaser referred to in Section 3.4.

     1.27 Receivables: Accounts Receivable, notes receivable, and other obligations appearing as assets on the books of the Seller, and customarily reflected as assets in balance sheets of entities prepared in accordance with GAAP, indicating moneys owed to the entity. No allowance for doubtful accounts receivable from custom feeders has been recorded based on the history of the Company and its ability to place an agister's lien on customers' cattle in the feedlot.

     1.28 SEC: The Securities And Exchange Commission.

     1.29 Securities Act: The Securities Act of 1933, as amended to the date as of which any reference thereto is relevant under this Agreement, including any substitute or replacement statute adopted in place or lieu thereof

     1.30 Seller: Miller Diversified Corporation, a Nevada corporation, as the seller of the Acquired Assets.

     1.31 Seller's Balance Sheet. The balance sheet included in the unaudited financial statements of the Seller referred to in Section 4.5(2).

     1.32 Subsidiary: With respect to Seller, its sole subsidiary is Miller Feeders, Inc. With respect to any other Entity, another Entity of which fifty percent (50%) or more of the effective voting power, or the effective power to elect a majority of the board of directors or similar governing body, or fifty percent (50%) or more of the true equity interest; is owned by such first Entity, directly or indirectly.

     1.33 Unaudited Financial Statements of Seller : The balance sheet, income statement, statement of stockholders' equity, and statement of cash flows or, in each instance, equivalent statements as commonly prepared, as at February 28, 2003, and for the six months then ended for the Acquired Business with comparable statements for the similar period of the prior fiscal year.

                                   ARTICLE II
                           THE ASSET SALE TRANSACTION

     2.1 The Asset Sale Transaction. On the Closing Date, and at the Closing Time, subject in all instances to each of the terms, conditions, provisions and limitations contained in this Agreement, the Seller shall sell, transfer, convey, and assign to the Purchaser, by instruments satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser shall acquire from the Seller, the Acquired Assets, identified on Schedule 2.1, subject to the Assumed Liabilities, and only those Liabilities and no others, in exchange for the Consideration. Neither the Purchaser nor any of its Affiliates is assuming, becoming liable for, agreeing to discharge or in any manner becoming in any way responsible for any of the Liabilities of the Seller other than those expressly identified on Schedule 2.1 and accepted by the Purchaser in this Section 2.1.

     2.2 Consideration. The net sum to be paid by the Purchaser to the Seller for the Acquired Assets after the adjustments provided in Section 2.3.

         (a) All feeder cattle being transferred from Seller to Purchaser will be valued on the Closing Date by an independent person experienced in buying feeder cattle for packers. Values will be based on the weight and sex of feeder cattle being transferred.

         (b) Equipment will be appraised at fair market value by an independent third party experienced in valuing equipment of the kind being transferred by Seller to Purchaser.

         (c) Inventory other than cattle being transferred by Seller to Purchaser will be valued at the lower of cost or market. Cost is determined using the weighted average cost method for feed and grain inventories while the first in, first out and specific identification methods are used for all other inventories.

         (d) All receivables will be valued at their book value at the accounts of Seller on the Closing Date, without adjustment for doubtful accounts.

         (e) Derivative Instruments.

         (f) No value will be given to the feed lot lease.

     2.3 Adjustments. The total Consideration computed as provided in Section
2.2 shall be adjusted down for the following items:

         (a) The sum of $514,373 shall be deducted from the Consideration representing Purchaser's contribution to losses for Seller's fed cattle sale from September 1, 2001 to February 28, 2002. (b) The sum of $250,000 shall be deducted from the Consideration, representing a fee to Purchaser for the termination of Seller's lease of feedlot facilities from Purchaser.

         (c) The sum of $250,000 shall be deducted from the Consideration representing Seller's portion of the risk of loss on cattle being transferred from Seller to Purchaser.

     2.4 Manner of Payment. Payment of the Consideration by the Purchaser shall be by promissory note bearing interest at the rate of 5% per annum on the unpaid principal, payable annually, with installments of principal of $100,000 each year, such promissory note to be substantially in the form of the promissory note attached hereto in Schedule 2.4. Payment of such promissory note shall be secured by a second deed of trust on feedlot facilities owned by Purchaser. The form of deed of trust shall be satisfactory to Purchaser and Seller.

     2.5 Closing. The Closing hereunder shall take place at the offices of Seller at 5754 West 11th Street, Greeley, Colorado 80634, or at such other place as the Purchaser and the Seller may agree upon, on the Closing Date.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to the Seller:

     3.1 Organization and Qualification. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and has the requisite corporate power and authority to enter into and to perform this Agreement.

     3.2 Authority Relative to This Agreement. The Purchaser has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the Asset Purchase Transaction contemplated hereby have been duly authorized and approved by the requisite level of corporate authority of Purchaser and no other corporate proceedings on the part of the Purchaser are necessary to approve and adopt this Agreement or to approve the consummation of the Asset Purchase Transaction contemplated hereby, including delivery of the Consideration. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a valid and binding Agreement of the Purchaser, enforceable in accordance with its terms.

     3.3 Absence of Breach; No Consents. The execution, delivery and performance of this Agreement, and the performance by Purchaser of its obligations hereunder (except for compliance with any regulatory or licensing laws applicable to the business of the Purchaser, all of which, to the extent applicable to Purchaser (and to the extent within its control), will be satisfied in all material respects prior to the Closing) do not, (i) conflict with, and will not result in a breach of, any of the provisions of Purchaser's articles of incorporation or bylaws; (ii) contravene any law, rule or regulation of any State or of the United States, or any order, writ, judgment, injunction, decree, determination, or award affecting or binding upon the Purchaser in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Asset Purchase Transaction; (iii) conflict with or result in a material breach of or default under any material loan or credit agreement or any other material agreement or instrument to which Purchaser is a party, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Asset Purchase Transaction; or (iv) require the authorization, consent, approval or license of any third party of such a nature that the failure to obtain the same would provide a basis for enjoining or otherwise preventing consummation of the Asset Purchase Transaction.

     3.4 Purchaser's Financial Statements. Purchaser has heretofore delivered to the Seller its unaudited financial statements as at February 28, 2003, and for the 11 months then ended. And a copy of such financial statement is attached hereto as Exhibit A. Such financial statements were prepared from the books and records of Purchaser in accordance with GAAP, and fairly and accurately reflect the financial position and condition of Purchaser as at the dates and for the periods indicated. Without limiting the foregoing, at the date of the Purchaser's Balance Sheet, the Purchase owned each of the assets included in preparation of such balance sheet, and the valuation of such assets in the Purchaser's balance sheet is not more than their fair saleable value (on an item-by-item basis) at that date, and the Purchase had no liabilities other than those included in Purchaser's Balance Sheet, nor any liabilities in amounts in excess of the amounts included for them in Purchaser's Balance Sheet. From the date hereof until the promissory note referred to in Section 2.4 has been paid, the Purchaser will continue to prepare financial statements for the Purchaser on the same basis that it has done so in the past, will promptly deliver the same to the Seller, and agrees that from and after such delivery the foregoing representations will be applicable to each financial statement so prepared and delivered.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     The Seller represents and warrants to the Purchaser as follows:

     4.1 Organization and Qualification. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and the character of Seller's business and the nature of its activity are such that it is not required to qualify to do business as a foreign corporation in any other jurisdiction.

     4.2 Capitalization. Seller is authorized to issue 25,000,000 shares of Common Stock, $.0001 par value. A total of 6,404,640 shares of Common Stock have been issued and are outstanding. Seller is authorized to issue 1,000,000 shares of 8% noncumulative Preferred Stock, $ 2.00 par value. No shares of Preferred Stock have been issued.

     4.3 Authority Relative to This Agreement. This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid and binding Agreement of the Seller enforceable in accordance with its terms, subject, however, to the approval of stockholders of Seller as provided for elsewhere in this Agreement. The Seller has all requisite corporate power and authority to enter into this Agreement and to carry out the Asset Purchase Transaction contemplated hereby, and its doing so has been duly and sufficiently authorized, subject only to stockholder approval and to governmental regulatory approvals as and to the extent specifically set forth elsewhere in this Agreement.

     4.4 Absence of Breach; No Consents. The execution, delivery, and performance of this Agreement, and the performance by the Seller of its obligations hereunder, do not, except as disclosed in Schedule 4.4, (i) conflict with or result in a breach of any of the provisions of the articles of incorporation or bylaws of the Seller or of its Subsidiary; (ii) contravene any law, ordinance, rule, or regulation of any State or political subdivision thereof or of the United States (except for compliance with regulatory or licensing laws all of which, to the extent applicable to the Seller (and to the extent within the control of the Seller), will be satisfied in all material respects prior to the Closing), or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, or cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or binds, the Seller or all or any part of the Acquired Business or any material properties of the Acquired Business, except in any such case where such contravention will not have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Acquired Business and will not have a material adverse effect on the validity of this Agreement or on the validity of the consummation the Asset Purchase Transaction; (iii) conflict with or result in a material breach of or default under any material loan or credit agreement or any other material agreement or instrument to which the Seller or any of part of the Acquired Business is a party or by which any of the material properties of the Acquired Business may be affected or bound; (iv) other than consents disclosed on the Acquired Business Disclosure Document, require the authorization, consent, approval, or license of any third party; or (v) constitute grounds for the loss or suspension of any permits, licenses, or other authorizations used in the Acquired Business.

     4.5 Financial Statements. The Seller has heretofore delivered to the Purchaser the following:

         (1) The Audited Financial Statements of the Seller;

         (2) The Unaudited Financial Statements of the Seller attached hereto as Exhibit B.

     All of the historical financial statements contained in such documents were prepared from the books and records of the Seller. The Audited Financial Statements were prepared in accordance with GAAP, and fairly and accurately reflect the financial position and condition of the Seller as at the dates and for the periods indicated. Without limiting the foregoing, at the date of the Seller's Balance Sheet the Seller owned each of the assets included in preparation of the Seller's Balance Sheet, and the valuation of such assets in the Seller's Balance Sheet is not more than their fair saleable value (on an item by item basis) at that date; and the Seller had no Liabilities for which the Acquired Business or any part of the Acquired Assets is responsible or liable, other than those included in the Seller's Balance Sheet, nor any Liabilities in amounts in excess of the amounts included for them in the Seller's Balance Sheet. The Unaudited Financial Statements included in the documents described above in this Section were prepared in a manner consistent with the basis of presentation used in the Audited Financial Statements, and fairly present the financial position and condition of the Seller as at and for the periods indicated, subject to normal year-end adjustments, none of which will be material. From the date hereof through the Closing Date the Seller will continue to prepare financial statements for the Seller on the same basis that it has done so in the past, will promptly deliver the same to the Purchaser, and agrees that from and after such delivery the foregoing representations will be applicable to each financial statement so prepared and delivered.

     4.6 Acquired Business Disclosure Document. Seller has provided and attached hereto as Schedule 4.6 its Acquired Business Disclosure Document which lists all matters of disclosure which Seller makes to Purchaser hereunder which are not reflected in this Agreement. The Acquired Business Disclosure Document may be supplemented by Seller at any time after the date of this Agreement but any disclosure made thereon in addition to the disclosures included in the Acquired Business Disclosure Document attached hereto shall not affect any representation, warranty, covenant or other agreement of the Seller contained in this Agreement.

     4.7 Absence of Material Differences From Disclosure Document. Except as specifically disclosed in the Acquired Business Disclosure Document:

         (1) No Undisclosed Liabilities. Neither the Seller nor its Subsidiary has any Liabilities relating to or affecting the Acquired Business or the Acquired Assets which are not adequately reflected or reserved against on the face of the Seller's Balance Sheet, except Liabilities incurred since the date of the Seller's Balance Sheet in the ordinary course of business of the Acquired Business and consistent with past practice. Without limiting the foregoing, (i) there are no unpaid leasehold improvements at the feedlot facility leased by Seller from Purchaser, at which Seller's cattle were fed, for which the Acquired Business is or will be responsible, and (ii) there are no deferred rents due to lessors at or with respect to any of such Acquired Facilities.

         (2) No Material Adverse Change. Since the date of the Seller's Balance Sheet, other than as contemplated or caused by this Agreement, there has not been any material adverse change in the business, condition (financial or otherwise), operations, or prospects of the Acquired Business.

         (3) Taxes. The Seller and its Subsidiary have properly filed or caused to be filed all federal, state and local, income and other tax returns, reports, and declarations that are required by applicable law to be filed by them and that relate to or in any way affect the Acquired Business or the Acquired Assets, and have paid, or made full and adequate provision for the payment of, all federal, state, and local income and other taxes properly due for the periods covered by such returns, reports, and declarations, except such taxes, if any, as are adequately reserved against in the Seller's Balance Sheet.

         (4) Litigation. No material investigation or review by any governmental entity with respect to the Acquired Business or any of the Acquired Assets or the use thereof is pending or, to the best of the knowledge of the Seller, threatened (other than inspections and reviews customarily made of businesses such as the Acquired Business).

         (5) Employees, Etc. There are no collective bargaining, bonus, profit sharing, compensation, or other plans, agreements, trusts, funds, or arrangements maintained by the Seller or the Subsidiary of the Seller for the benefit of directors, officers or employees of, or whose principal responsibilities relate to, the Acquired Business, and there are no employment, consulting, severance, or indemnification arrangements, agreements, or understandings between the Seller or its Subsidiary, on the one hand, and any current or former directors, officers or other employees (or Affiliates thereof) of, or whose principal responsibilities relate to, the Acquired Business, on the other hand. Seller has delivered to Purchaser a list of employees of the Acquired Business, together with the rate of pay for each employee as of the date of this Agreement.

         (6) Compliance With Laws. The Acquired Business and each of the Acquired Assets is in substantial compliance with all, and has received no notice of any violation of any, laws or regulations applicable to its operations, including, without limitation, the laws and regulations relevant to the use or utilization of premises, or with respect to which compliance is a condition of engaging in any aspect of the business of the Acquired Business, and the Acquired Business has all permits, licenses, zoning rights, and other governmental authorizations necessary to conduct its business as presently conducted. All such permits, licenses, zoning rights, and other governmental authorizations will, as a part and consequence of the Asset Purchase Transaction, be transferred to the Purchaser at the Closing.

         (7) Ownership of Assets. Neither the Seller nor its Subsidiary have any real property and no real property is included in the Acquired Assets. Each of the Seller and its Subsidiary has good, marketable title to all personal property owned or leased by it, and comprising a part of the Acquired Assets or the Acquired Business, or used by it in the conduct of the Acquired Business in such a manner as to create the appearance or reasonable expectation that the same is owned or leased by it; such ownership is free and clear of all liens, claims, encumbrances and charges, except liens for taxes not yet due and minor imperfections of title and encumbrances, if any, which, singly and in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or materially impair the use thereof.

         (8) Proprietary Rights. The Seller and its Subsidiary between them possess full ownership of, or adequate and enforceable long-term licenses or other rights to use (without payment), all Proprietary Rights used in the Acquired Business or utilized in conjunction with the Acquired Assets, and all such ownership, license or other rights shall be conveyed to the Purchaser at the Closing pursuant to the Asset Purchase Transaction; the Seller has not received any notice of conflict which asserts the rights of others with respect thereto; and each of the Seller and its Subsidiary has in all material respects performed all of the obligations required to be performed by it, and is not in default in any material respect, under any agreement relating to any such Proprietary Right.

         (9) Employee Benefit Plans. Neither Seller nor its Subsidiary maintain any Pension Plan or any Welfare Plan for the benefit of employees of Seller. Seller provides health insurance for employees with Pacific Life. Employees contribute 50% of the premium and Seller contributes 50% of the premium.

         (10) Facilities. None of the Acquired Facilities, nor any of the vehicles or other equipment used by the Acquired Business in connection with its business, has any material defects and all of them are in all material respects in good operating condition and repair and are adequate for the uses to which they are being put. The Seller is not in breach, violation or default of any lease affecting the Acquired Business or the Acquired Assets with respect to, or as a result of, which the other party (whether lessor, lessee, sublessor, or sublessee) thereto has the right to terminate the same, and the Seller has not received notice of any claim or assertion that it is or may be in any such breach, violation or default.

         (11) Accounts Receivable. All accounts receivable of the Seller, whether or not reflected in the Seller's Balance Sheet, represent transactions in the ordinary course of business, and are current and collectible.

         (12) Inventories. All Inventories of the Seller, whether or not reflected in the Seller's Balance Sheet, are of a quality and quantity usable and salable in the ordinary course of business..

         (13) Contracts. The Acquired Assets and the Acquired Business are not parties to or affected by any contracts, agreements or understandings, whether express or implied, written or verbal, except contracts for the purchase of grain and cattle, which are identified in the Lease Agreement for Equipment identified on Schedule 2.1 and other contracts or agreements with respect to the operation of the Acquired Business or Acquired Assets of which Seller has knowledge.

         (14) Accounts Payable. The accounts payable reflected on the Seller's Balance Sheet do, and those reflected on the books of the Seller at the time of the Closing will, reflect all amounts owed by the Seller in respect of trade accounts due and other Payables of the Acquired Business or relating to the Acquired Assets, and the actual Liability of the Seller in respect of such obligations was not, and will not be, on any of such dates, in excess of the amounts so reflected on the balance sheets or the books of the Seller, as the case may be.

         (15) Insurance. The Seller and its Subsidiary have insurance policies in full force and effect insuring the Acquired Assets and the Acquired Business, and such insurance policies provide for coverages which are usual and customary in the business of the Acquired Business and its Subsidiary as to amount and scope, and are adequate to protect the Acquired Business against any reasonably foreseeable risk of loss.

     4.8 Full Disclosure. The documents, certificates, and other writings furnished or to be furnished by or on behalf of the Seller to the Purchaser pursuant to the provisions of this Agreement, taken together in the aggregate, do not and will not contain any untrue statement of a material fact, or omit to state any material fact necessary to make the statements made, in the light of the circumstances under which they are made, not misleading.

     4.9 Actions Since Balance Sheet Date. Since the date of the Seller's Balance Sheet, the Seller has taken no actions that would be prohibited under the provisions of this Agreement (without the prior consent of the Purchaser) after the date of this Agreement.

                                   ARTICLE V
                           COVENANTS OF THE PURCHASER

     5.1 Affirmative Covenants. From the date hereof through the Closing Date, the Purchaser will take every action reasonably required of it in order to satisfy the conditions to closing set forth in this Agreement and otherwise to ensure the prompt and expedient consummation of the Asset Purchase Transaction substantially as contemplated by this Agreement.

     5.2 Cooperation. The Purchaser shall cooperate with the Seller and its counsel, accountants and agents in every way in carrying out the Asset Purchase Transaction contemplated herein, and in delivering all documents and instruments deemed reasonably necessary or useful by Counsel to the Seller.

     5.3 Expenses. Whether or not the Asset Purchase Transaction is consummated, all costs and expenses incurred by the Purchaser in connection with this Agreement and the Asset Purchase Transaction contemplated hereby shall be paid by the Purchaser except as otherwise provided (directly or indirectly) herein.

     5.4 Health Insurance. Purchaser will continue health insurance benefits for employees as provided by Seller.

     5.5 Assumed Liabilities. Purchaser will satisfy in accordance with their terms all Assumed Liabilities listed on Schedule 2.1 Purchaser will complete cattle feeding contracts of feeder cattle identified in paragraph 1 of Schedule
2.1. With respect to feeder cattle acquired by Purchaser, it will continue the feeding program commenced by Seller, including ration and other care obligations of a feedlot operator.

                                   ARTICLE VI
                             COVENANTS OF THE SELLER

     6.1 Affirmative Covenants. From the date hereof through the Closing Date, the Seller will take every action reasonably required of it to satisfy the conditions to closing set forth in this Agreement and otherwise to ensure the prompt and expedient consummation of the Asset Purchase Transaction substantially as contemplated hereby.

     6.2 Access and Information. The Seller shall afford to the Purchaser and to the Purchaser's accountants, counsel, and other representatives reasonable access during normal business hours throughout the period prior to the Closing to all of its and its Subsidiary's properties, books, contracts, commitments, records (including, but not limited to, tax returns), and personnel relating to the Acquired Assets or the Acquired Business.

     6.3 Conduct of Business Pending the Closing.(1) Prior to the Closing of the Asset Purchase Transaction or the termination of this Agreement pursuant to its terms, unless the Purchaser shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed, and except as otherwise contemplated by this Agreement, the Seller will conduct the Acquired Business and other businesses of Seller that relate to, or use or effect the Acquired Assets only in the ordinary and usual course, and will use all reasonable efforts to keep in tact the business organization and good will of the Acquired Business. Before undertaking any activity affecting the value of the Acquired Business or the Acquired Assets, Seller will consult with Purchaser.

     6.4 Cooperation. The Seller will cooperate with the Purchaser and its counsel, accountants, and agents in every way in carrying out the Asset Purchase Transaction contemplated by this Agreement and in delivering all documents and instruments deemed reasonably necessary or useful by the Purchaser or its counsel.

     6.5 Expenses. Whether or not the Asset Purchase Transaction is consummated, all costs and expenses incurred by the Seller in connection with this Agreement and the Asset Purchase Transaction shall be paid by the Seller except as otherwise provided (directly or indirectly) herein.

     6.6 Updating of Exhibits and Disclosure Documents. The Seller shall notify the Purchaser of any changes, additions, or events which may cause any change in or addition to the Schedules or Exhibits delivered by it under this Agreement promptly after the occurrence of the same and again at the Closing by delivery of appropriate updates to Schedules and Exhibits. No such notification made pursuant to this Section shall be deemed to cure any breach of any representation or warranty made in this Agreement unless the Purchaser specifically agrees thereto in writing nor shall any such notification be considered to constitute or give rise to a waiver by the Purchaser of any condition set forth in this Agreement.

     6.7 Payment of Unassumed Liabilities. The Seller agrees promptly to pay when due, or otherwise to discharge, without cost or expense to the Purchaser, each and every Liability of the Seller that is not specifically assumed by the Purchaser pursuant to this Agreement, as described in Section 2.1 above.

                                  ARTICLE VII
                              CONDITIONS TO CLOSING

     7.1 Conditions to Obligation of Purchaser. The obligation of the Purchaser to effect the Asset Purchase Transaction shall be subject to the fulfillment at or prior to the Closing of the following conditions, unless Purchaser shall waive such fulfillment:

         (1) This Agreement and the Asset Purchase Transaction contemplated hereby shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties (including customers, lenders, holders of debt securities and lessors) required to consummate the Asset Purchase Transaction.

         (2) There shall not be in effect a preliminary or permanent injunction or other order by any federal or state court which prohibits the consummation of the Asset Purchase Transaction.

         (3) The Seller shall have performed in all material respects each of its agreements and obligations contained in this Agreement and required to be performed on or prior to the Closing and shall have complied with all material requirements, rules, and regulations of all regulatory authorities having jurisdiction relating to the Asset Purchase Transaction.

         (4) No material adverse change shall, in the reasonable judgment of the Purchaser, have taken place in the business, condition (financial or otherwise), operations, or prospects of the Acquired Business or the Acquired Assets since the date of the Seller's Balance Sheet other than those, if any, that result from the changes permitted by, and transactions contemplated by, this Agreement.

         (5) The representations and warranties of the Seller set forth in this Agreement shall be true in all material respects as of the date of this Agreement and, except in such respects as, in the reasonable judgment of the Purchaser, do not materially and adversely affect the business, condition (financial or otherwise), operations, or prospects of the Acquired Business or the Acquired Assets, as of the Closing Time as if made as of such time.

     7.2 Conditions to Obligation of the Seller. The obligation of the Seller to effect the Asset Purchase Transaction shall be subject to the fulfillment at or prior to the Closing of the following conditions, unless the Seller shall waive such fulfillment:

         (1) This Agreement and the Asset Purchase Transaction shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties (including lenders, holders of debt securities, lessors, and the stockholders of the Seller) required by law to consummate the Asset Purchase Transaction.

         (2) There shall not be in effect a preliminary or permanent injunction or other order by any federal or state authority which prohibits the consummation of the Asset Purchase Transaction.

         (3) The Purchaser shall have performed in all material respects its agreements and obligations contained in this Agreement required to be performed on or prior to the Closing.

         (4) The representations and warranties of the Purchaser set forth in this Agreement shall be true in all material respects as of the date of this Agreement and, except in such respects as do not materially and adversely affect the business of the Purchaser and its Subsidiaries, taken as a whole, as of the Closing Date as if made as of such time.

                                  ARTICLE VIII
                         SECURITIES AND SECURITY HOLDERS

     8.1 Meeting of Stockholders. As soon as practicable after the execution of this Agreement, Seller will, in conjunction with the Purchaser, commence activities toward convening a meeting of stockholders of the Seller to vote upon the approval by such stockholders of the Asset Purchase Transaction. Such activities shall include, without limitation, preparation of the Proxy Statement; filing of the Proxy Statement with the SEC as required by law; responding to any comments thereon by the SEC in a prompt manner; establishing a record date for stockholders entitled to vote on the Asset Purchase Transaction; complying with applicable legal requirements under state law and the Exchange Act regarding the giving of notice as to such record date; mailing a notice of the meeting, Proxy Statement and form of proxy to stockholders; and in all other respects taking all action required by law to authorize the consummation of the Asset Purchase Transaction insofar as authorization thereof by stockholders is required.

     8.2 Proxy Statement. The Seller represents and agrees that the Proxy Statement, including, without limitation, the contents thereof, and the timing and manner of use thereof, will comply with all requirements of the Exchange Act and of any state law applicable thereto, and, without limiting the foregoing, will not, at the time the same is mailed to stockholders, contain any untrue statement of a material fact regarding the Seller or omit to state any material fact necessary to make the statements regarding the Seller therein, in light of the circumstances under which they are made, not misleading.

                                   ARTICLE IX
                     TERMINATION, AMENDMENT, WAIVER, RELIEF

     9.1 Termination. This Agreement and the Asset Purchase Transaction may be terminated at any time prior to the Closing, whether before or after any approval by shareholders:

         (1) By mutual consent of the Purchaser and the Seller; or

         (2) By either Purchaser or the Seller, upon written notice to the other, if the conditions to such party's obligations to consummate the Asset Purchase Transaction, in the case of Purchaser, as provided in Section 7.1, or, in the case of the Seller, as provided in Section 7.2, were not, or cannot reasonably be, satisfied on or before 30 days after the date of this Agreement, unless the failure of condition is the result of the material breach of this Agreement by the party seeking to terminate.

     9.2 Amendment. This Agreement may be amended by the Seller and the Purchaser by action taken at any time, but after the Asset Purchase Transaction has been approved by the stockholders of the Seller no amendment shall be made which materially reduces the Consideration or which in any way materially and adversely affects the rights of the Seller or its stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of the Seller and the Purchaser.

     9.3 Waiver. At any time prior to the Closing Date, the Purchaser or the Seller, by action taken by their respective Boards of Directors, may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or
(iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     9.4 Relief. In the event of liability on the part of the Seller to the Purchaser in accordance with the provisions of this Agreement prior to the Closing, the parties recognize and acknowledge that monetary measures of damages will not reasonably be calculable because of the volatility of prices for feeder cattle, and that specific performance and injunctive relief should therefore be available to the Purchaser.

     9.5 Failure to Close. If, for any reason, this Agreement, and the Asset Purchase Transaction contemplated hereby, shall be terminated without the Closing having occurred, each party shall be restored to its position before this Agreement and each party shall pay its own expenses relating to this Agreement.

                                   ARTICLE X
                               GENERAL PROVISIONS

     10.1 Arbitration. In the event that there shall be a dispute arising out of or relating to this Agreement, the Transaction, any document referred to herein or centrally related to the subject matter hereof, or the subject matter of any of the same, the parties agree that such dispute shall be submitted to binding arbitration in Greeley, Colorado, under the auspices of, and pursuant to the rules of, the American Arbitration Association as then in effect, or such other procedures as the parties may agree to at the time, before a tribunal of three arbitrators, one of which shall be selected by each of the parties to the dispute, and the third of which shall be selected by the two arbitrators so selected. Any award issued as a result of such arbitration shall be final and binding between the parties, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought.

     10.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice given at least five (5) days prior thereto):

         If to the Purchaser:

         Miller Feedlots Inc.
         P.O. Box 237
         La Salle, Colorado 80645

         Attention:  James E. Miller

         If to the Seller:

         Miller Diversified Corporation
         5754 West 11th Street
         Greeley, Colorado 80645

         Attention: Norman M. Dean

     10.3 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.4 Survival of Representations, Warranties. The representations, warranties, covenants, and agreements of the parties contained herein shall survive the Closing and any investigation of the other party made prior thereto. Representations and warranties shall so survive for a period of two (2) years from the Closing. Covenants and agreements shall survive for the longer of two
(2) years from the Closing or one (1) year after they were to have been performed and were capable of performance. Any action for breach shall be brought, if at all, prior to the end of the two-year period specified.

     10.5 De Minimis Claims. No party shall bring any action against any other party hereto with respect to the subject matter hereof unless the aggregate amount of all claims so brought in relation to the subject matter of this Agreement exceeds $10,000, provided, however, that the foregoing shall not prevent or preclude actions seeking injunctive or other equitable forms of relief.

     10.6 Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof, except as specifically provided otherwise or referred to herein, so that no such external or separate agreements relating to the subject matter of this Agreement shall have any effect or be binding, unless the same is referred to specifically in this Agreement or is executed by the parties after the date hereof; (ii) is not intended to confer upon any other person (other than stockholders of the Seller) any rights or remedies hereunder; (iii) shall not be assigned by operation of law or otherwise except for assignment of all or any part of the rights of the Purchaser hereunder, which may be freely assigned by the Purchaser so long as the obligations of the Purchaser under this Agreement remain obligations of, or their performance is guaranteed by, the Purchaser; and (iv) shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Colorado, without regard to the principles of conflict of laws thereof. This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed on the date first written above by their respective officers thereunto duly authorized.

                                            The Purchaser:

                                            MILLER FEED LOTS, INC.



                                            By:  /S/  James E. Miller
                                               -------------------------------
                                                      James E. Miller
                                                      President

                                            The Seller:

                                            MILLER DIVERSIFIED CORPORATION



                                            By:  /S/  Norman M. Dean
                                               -------------------------------
                                                      Norman M. Dean
                                                      Chairman

                                    EXHIBIT A
                         Purchaser's Financial Statement

                                                                          PAGE 1
                              MILLER FEEDLOTS, INC.
                                  ALL DIVISIONS

                             PROFIT & LOSS STATEMENT
                     FOR THE PERIOD 02/01/2003 TO 02/28/2003

                                           CURRENT-PERIOD       YEAR-TO-DATE
                                               AMOUNT             AMOUNT
     Revenues
Freight Services Income                        42,525.04         424,823.05
Rent & Lease Income                            22,064.00         242,704.00
Net Earnings of Subsidiaries                    1,848.96         (17,290.01)
Interest Income-Related Pty                     2,017.53          17,903.24
Other Income                                       86.61         224,255.43
                                           -------------     --------------

     Total Revenues                        $   68,542.14     $   892,395.71

     Costs and Expenses
Fed Cattle COS                                  2,780.51         328,302.48
Feedlot Services Expense                             .00            (622.02)
Freight Services Expenses                      29,762.79         339,370.94
COS Lease & Rent Income                         3,440.48          25,375.78
Selling, General & Admin                        8,041.58         118,777.98
Equity Gain/Loss Investee                      (1,280.63)        (35,584.04)
Interest Expense                                5,019.82          60,956.27
Interest-Related Party                          2,499.87          27,248.24
                                           -------------     --------------

     Total Costs and Expenses              $   50,264.42     $   863,825.63

     Earnings Before Taxes                 $   18,277.72     $    28,570.08

Total Income Tax Expenses                  $      497.00     $     5,491.00
                                           -------------     --------------

Net Income (or Loss)                       $   17,780.72     $    23,079.08
                                           =============     ==============




                                          MILLER FEEDLOTS, INC.                     PAGE 1
                                             ALL DIVISIONS

                                             BALANCE SHEET
                                           AS OF 02/28/2003

                                                 ASSETS
     Current Assets
Cash                                           $4,585.22
Trade Accounts Receivable                     312,786.05
Officers/Directors Receivables                748,004.64
MDC Intercompany Due To/From                 (736,382.73)
MFL Intercompany Due To/From                 (135,741.42)
Prepaid Expenses and Other                     30,110.93
                                          --------------

     Total Current Assets                                            $223,362.69

     Property & Equipment
Land                                          $56,924.00
Buildings & Improvements                      801,931.83
Equipment                                   1,145,714.78
                                          --------------

     Subtotal Property & Equipment         $2,004,570.61

     Less Accumulated Depreciation        $(1,757,698.88)
                                          --------------

     Total Property & Equipment                                      $246,871.73

     Other Assets
Other Investments                             294,892.49
Investments in Subsidiaries                   103,488.36
Notes Receivable-Related Party                263,000.00
Deferred Income Tax Benefit                    51,000.00
Goodwill                                       10,888.95

     Total Other Assets                                              $723,269.80
                                                                     -----------

     Total Assets                                                                      $1,193,504.22
                                                                                       =============


                                                A-19



                                          MILLER FEEDLOTS, INC.                               PAGE 2
                                              ALL DIVISIONS

                                              BALANCE SHEET
                                            AS OF 02/28/2003

                                               LIABILITIES
     Current Liabilities
Trade Accounts Payable                      55,583.21
Accrued Expenses                            19,287.07
C/P-Notes Payable                          141,528.26
C/P-Notes Pay Related Pty                   39,900.06
                                          -----------
     Total Current Liabilities                                    $  256,298.60
Long Term Notes Payable                    738,678.60
Long Term Notes Pay-Related                408,027.10
                                          -----------

     Total Long Term Liabilities                                  $1,146,705.70
                                                                  -------------

     Total Liabilities                                            $1,403,004.30

     Stockholders' Equity
Common Stock                              $101,600.00
Paid-In Capital                             11,860.29
Retained Earnings                         (322,960.37)
                                          -----------

     Total Stockholders' Equity                                    $(209,500.08)
                                                                   ------------

     Total Liabilities & Equity                                                          $1,193,504.22
                                                                                         =============







                                               A-20


                                    EXHIBIT B
                     Seller's Unaudited Financial Statements

Report on Review by Independent Accountants

To the Board of Directors Miller
Diversified Corporation

     We have reviewed the accompanying consolidated balance sheet of Miller Diversified Corporation and its subsidiary as of February 28, 2003, and the related consolidated statements of operations for each of the three-month and six-month periods ended February 28, 2003 and 2002, and the consolidated statement of cash flows for the six-month periods ended February 28, 2003 and 2002. These financial statements are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated interim financial statements for them to be in conformity with accounting principles generally accepted in the United States.

     We previously audited in accordance with auditing standards generally accepted in the United States the consolidated balance sheet as of August 31, 2002, and the related consolidated statements of operations, of shareowners' equity, and of cash flows for the year then ended (not presented herein), and in our report dated October 9, 2002 we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of August 31, 2002 is fairly stated in all material respects in relation to the consolidated balance sheet from which it has been derived.

                                            /s/  ANDERSON & WHITNEY, P.C.
                                            ----------------------------------
                                                 ANDERSON & WHITNEY, P.C.

Greeley, Colorado
April 10, 2003

PART I - FINANCIAL INFORMATION

Item 1 - Financial Statements


MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------
                                                          Feb. 28,      Aug. 31,
                                                           2003           2002
                                                        ----------    ----------
ASSETS
------
Current Assets:
Cash                                                    $  185,956    $  214,345
Receivables:
     Trade accounts                                        246,905       636,125
     Trade accounts - related parties                       96,976       165,761
     Accounts receivable - related parties                 899,434       900,609
     Notes - cattle financing                              287,504       611,869
     Notes - cattle financing - related parties               --            --
Inventories                                              3,116,544     1,616,291
Deferred income taxes                                         --          25,411
Prepaid expenses and other                                  99,314        29,524
                                                        ----------    ----------
     Total Current Assets                                4,932,633     4,199,935
                                                        ----------    ----------
Property and Equipment:
     Feedlot facility under capital lease -
      related party                                      1,497,840     1,497,840
     Equipment                                             198,494       198,494
     Leasehold improvements                                187,767       187,767
                                                        ----------    ----------
                                                         1,884,101     1,884,101

Less:  Accumulated depreciation
       and amortization                                    999,035       951,819
                                                        ----------    ----------
     Total Property and Equipment                          885,066       932,282
                                                        ----------    ----------
Other Assets:
     Notes receivable - related parties                    300,000       300,000
     Deferred income taxes                                 350,756       350,756
     Deposits and other                                     11,495        11,495
                                                        ----------    ----------
     Total Other Assets                                    662,251       662,251
                                                        ----------    ----------

TOTAL ASSETS                                            $6,479,950    $5,794,468
                                                        ==========    ==========


Continued on Next Page

MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY

--------------------------------------------------------------------------------
                                                       Feb. 28,       Aug. 31,
                                                         2003           2002
                                                     -----------    -----------
LIABILITIES
-----------
Current Liabilities:
     Cash overdraft                                  $   662,372    $   193,323
     Notes payable                                     3,008,120      2,572,120
     Trade accounts payable                              510,684        442,806
     Accounts payable  - related party                      --             --
     Accrued expenses                                     37,787         75,281
     Customer advance feed contracts                        --             --
Current portion of:
      Capital iease obligations - related party           31,227         31,227
Long-Term Debt                                              --             --
Long-Term Debt - related party                            65,087         65,087
                                                     -----------    -----------
     Total Current Liabilities                         4,315,277      3,383,069
Capital Lease Obligation - Related Party                 856,448        871,634

Long-Term Debt                                              --             --
Long-Term Debt - Related Party                            41,047         73,045
                                                     -----------    -----------
      Total Liabilities                                5,212,772      4,327,748
                                                     -----------    -----------
Commitments
--------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
--------------------
Preferred Stock                                             --             --
Common Stock, par value $.0001 per share
25,000,000 Shares Authorized;
6,364,640 Shares Issued and Outstanding                      636            636
Additional Paid-In Capital                             1,351,693      1,351,693
Retained Earnings                                        (26,776)       185,411
Accumulated Other Comprehensive Income (Loss)            (58,375)       (71,020)
                                                     -----------    -----------
Total Stockholders' Equity                             1,267,178      1,466,720
                                                     -----------    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 6,479,950    $ 5,795,468
                                                     ===========    ===========


See Accompanying Notes to Consolidated Financial Statements



MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------
Six Months Ended February 28                                     2003           2002
                                                              -----------    -----------
Revenue:
   Feed and related sales                                     $ 2,024,259    $ 1,686,460
   Fed cattle sales                                             1,538,455      3,295,479
   Feedlot services                                               303,287        447,187
   Interest income                                                  2,193         20,489
   Interest income - related parties                                9,000          9,000
   Other income                                                    33,920         38,643
                                                              -----------    -----------
     Total Revenue                                              3,911,114      5,497,258
                                                              -----------    -----------
Costs and Expenses
Cost of:
   Feed and related sales                                       1,693,116      1,325,790
   Fed cattle sold                                              1,709,260      3,838,425
   Participation Company cattle sold - related parties            (85,403)      (271,473)
   Feedlot Services                                               368,882        481,568
Selling, general and administrative                               336,381        386,373
Interest                                                           20,094         22,081
Interest on note payable - related party                           55,560         60,406
                                                              -----------    -----------
   Total Costs and Expenses                                     4,097,890      5,843,170
                                                              -----------    -----------

Income (Loss) Before Income Taxes                                (186,776)      (345,912)

Income Tax Expense (Benefit)                                       25,411        (79,173)
                                                              -----------    -----------

NET INCOME (LOSS)                                             $  (212,187)   $  (266,739)
                                                              ===========    ===========

INCOME (LOSS) PER COMMON SHARE                                $     (0.03)   $     (0.04)
                                                              ===========    ===========
Weighted Average Number of Common
     Shares Outstanding                                         6,364,640      6,364,640
                                                              ===========    ===========


See Accompanying Notes to Consolidated Financial Statements

                                           A-24



MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------
Three Months Ended February 28                              2003           2002
                                                         -----------    -----------
Revenue:
   Feed and related sales                                $   832,013    $   769,718
   Fed cattle sales                                            2,713      1,357,871
   Feedlot Services                                          139,766        213,155
   Interest income                                            (5,145)         7,802
   Interest income - related parties                           4,500          4,500
   Other Income                                                7,221         13,062
                                                         -----------    -----------
     Total Revenue                                           981,068      2,366,108
                                                         -----------    -----------
Costs and Expenses
Cost of:
   Feed and related sales                                    668,250        591,097
   Fed Cattle Sold                                             8,274      1,574,413
   Participation Company cattle sold - related parties        (2,781)      (271,473)
   Feedlot Services                                          178,015        236,303
Selling, general and administrative                          159,085        184,573
Interest                                                      10,501         10,861
Interest on note payable - related party                      27,477         29,931
                                                         -----------    -----------
   Total Costs and Expenses                                1,048,821      2,355,705

Income (Loss) Before Income Taxes                            (67,753)        10,403

Income Tax Expense (Benefit)                                    --            9,906
                                                         -----------    -----------

NET INCOME (LOSS)                                        $   (67,753)   $       497
                                                         ===========    ===========

INCOME (LOSS) PER COMMON SHARE                           $     (0.01)   $      0.00
                                                         ===========    ===========

Weighted Average Number of Common
     Shares Outstanding                                    6,364,640      6,364,640
                                                         ===========    ===========


See Accompanying Notes to Consolidated Financial Statements

                                         A-25



MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------------------
Six Months Ended February 28                              2003           2002
                                                       -----------    -----------
Cash Flows from Operating Activities:
   Cash received from customers                        $ 4,359,101    $ 5,675,556
   Cash paid to suppliers and employees                 (5,462,508)    (5,306,637)
   Interest received                                        11,193         29,489
   Interest paid                                          (115,181)      (134,876)
   Income taxes paid                                          --             --
                                                       -----------    -----------
Net Cash Provided (Utilized) by Operating Activities    (1,207,395)       263,532
                                                       -----------    -----------

Cash Flows from Investing Activities:
   Acquisition of property and equipment                      --           (5,900)
   Loans to related party                                     --             --
   Collections from cattle financing                     1,413,169         82,992
   Loans for cattle financing                           (1,088,804)      (566,776)
                                                       -----------    -----------
Net Cash Provided (Used) by Investing Activities           324,365       (489,684)
                                                       -----------    -----------
Cash Flows from Financing Activities:
Proceeds from:
   Notes payable                                         6,107,522      5,957,615
   Long-term debt - related party                             --             --
   Long-term Debt                                             --             --
Principal payments on:
   Notes Payable                                        (5,671,522)    (5,660,589)
   Capital lease obligations - related party               (15,186)       (13,613)
   Long-term debt - related party                          (31,998)       (28,725)
   Long-term debt                                           (3,225)        (2,938)
   Change in cash overdraft                                469,049        (48,358)
                                                       -----------    -----------
Net Cash Provided (Used) by Financing Activities           854,640        203,392
                                                       -----------    -----------
Net Increase (Decrease) in Cash                            (28,390)       (22,760)
Cash, Beginning of Period                                  214,345        272,915
                                                       -----------    -----------
Cash, End of Period                                    $   185,955    $   250,155
                                                       ===========    ===========


Continued on Next Page

                                      A-26

MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY

--------------------------------------------------------------------------------
Six Months Ended February 28                            2003           2002
                                                     -----------    -----------
Reconciliation of Net Income (Loss) to Net Cash
   Provided (Used) by Operating Activities:
Net Income (Loss)                                    $  (212,187)   $  (266,739)
Adjustments:
   Depreciation and amortization                          47,216         47,216
   Gain on sale of other investments                        --             --
   Deferred income taxes                                  25,411        (79,173)
   Unrealized hedging losses                              12,645         81,546
Changes in assets and liabilities:
(Increase) decrease in:
   Trade accounts receivable                             389,220        344,125
   Trade accounts receivable - related party              68,785         36,496
   Accounts Receivable - related party                     1,175       (444,307)
   Inventories                                        (1,500,253)       763,279
   Prepaid expenses                                      (69,790)       (32,440)
   Deposits and other                                       --           (1,000)
Increase (Decrease) in:
   Trade accounts payable and accrued expenses            30,383       (185,471)
   Trade accounts payable - related parties                 --             --
   Customer advance feed contracts                          --             --
                                                     -----------    -----------
Net Cash Provided (Used) by Operating Activities     $(1,207,395)   $   263,532
                                                     ===========    ===========


See Accompanying Notes to Consolidated Financial Statements

MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

_____________________

The consolidated balance sheets as of February 28, 2003 and August 31, 2002, the consolidated statements of earnings for the three months and six months ended February 28, 2003 and 2002 and the consolidated statements of cash flows for the three months ended February 28, 2003 and 2002 have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements have been condensed or omitted as allowed by the rules and regulations of the Securities and Exchange Commission.

In preparation of the above-described financial statements, all adjustments of a normal and recurring nature have been made. The Company believes that the accompanying financial statements contain all adjustments necessary to present fairly the results of operations and cash flows for the periods presented. Further, management believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the annual financial statements and the notes thereto. The operations for the six-month period ended February 28, 2003 are not necessarily indicative of the results to be expected for the year.

                                                                    SCHEDULE 2.1

                                 Acquired Assets

1. 4,323 Feeder Cattle as follows:

----------------------- ----------- ---------- ---------- ----------- ----------
       Lot Number          2138        2139       2140       2143         2147
----------------------- ----------- ---------- ---------- ----------- ----------
          Sex              Mixed       Steer     Steers     Steers       Steers
----------------------- ----------- ---------- ---------- ----------- ----------
        Date In          5-Sept-02   2-Oct-02   3-Oct-02   8-Oct-02    17-Oct-02
----------------------- ----------- ---------- ---------- ----------- ----------
     Head-Original         52.5         344       84.5        272
----------------------- ----------- ---------- ---------- ----------- ----------
    Original Weight         430         670        532        437
----------------------- ----------- ---------- ---------- ----------- ----------
      Head-Current         52.5         344       84.5        272
----------------------- ----------- ---------- ---------- ----------- ----------
   Current Weight-lbs      962.8       1154       1012        897
----------------------- ----------- ---------- ---------- ----------- ----------
  Weight Gain Per Day       3.6         4.0        4.0        4.0
----------------------- ----------- ---------- ---------- ----------- ----------


                                                     February 28, 2003  Closing
                                                     -----------------  -------

2.       Cash.                                          $  185,956

3.       Receivable.

              Trade Accounts                               246,905

              Trade Accounts-Related Parties                96,976

              Accounts Receivable-Related Parties          899,434

              Notes Cattle Financing                       287,504

4. Inventory                                             3,116,544

5. Prepaid Expenses and other                               99,314

6. Notes receivable-Related Parties                        300,000

7. Deposits and others                                      11,495

                               Assumed Liabilities

                                                     February 28, 2003   Closing
                                                     -----------------   -------
1.       Current Liabilities

              Cash overdraft                            $  662,372

              Notes payable:                             3,008,120

              Trade Accounts payable:                      510,684

              Accrued Expenses:                             37,787

              Capital Lease Obligations-Related Party       31,227

              Long-Term Debt-Related Party                  65,087

          Long Term Liabilities

              Capital Lease Obligation Related Party       856,448

              Long Term Debt Related Party                  41,047

                                                                    SCHEDULE 2.4

                                 PROMISSORY NOTE

U.S. $____________                                             Greeley, Colorado
                                                                   May ___, 2003

     FOR VALUE RECEIVED, Miller Feed Lots, Inc., a Colorado corporation ("Company") promises to pay to Miller Diversified Corporation, a Nevada corporation ("Holder"), its successors and assigns, at its offices in Greeley, Colorado, in lawful money of the United States of America, the unpaid principal sum of ______________________ (the "Principal Amount"), or such lesser amount as shall equal the outstanding Principal Amount hereof, together with interest from the date of this Promissory Note on the unpaid Principal Amount balance at the rate of 5% per year, computed on the basis of the actual number of days elapsed and a year of 365 days, payable in installments of $100,000 principal, plus interest on all remaining unpaid Principal Amount on each annual anniversary date of this Promissory Note. Payment of this Promissory Note is secured by a deed of trust of even date covering the Company's feedlot facilities in La Salle, Colorado.

     At the option of the Holder, the entire Principal Amount and interest on this Promissory Note shall become immediately due and payable upon the occurrence of any one of the following events or conditions: (i) default in the payment of any installment of principal or interest due under this Promissory Note within five days after such payment was due; (ii) any event which gives any person the right to accelerate the maturity of any indebtedness of the Company to any person under any security or loan agreement, indenture, promissory note, or other undertaking; (iii) the dissolution, insolvency, however expressed or indicated, termination of existence of, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy, reorganization, insolvency or other law relating to the relief of debtors by or against the Company; (iv) if the Holder in good faith believes that the prospect of payment of this Note is impaired; or
(v) any breach of the terms of the Asset Purchase Agreement between the Company and Holder dated ___________________, 2003. If all or any portion of the Principal Amount or interest is not paid when due or declared due by Holder, the overdue amount shall bear interest at the rate of 10% per year. In addition to the foregoing remedies, upon the occurrence or existing of any event of default, Holder may exercise any other right, power or remedy granted to it by the deed of trust securing payment of this Promissory Note.

     The Company hereby waives presentment for payment, protect, notice of nonpayment under protest, and agrees to one or more extensions of time of payment of any length and partial payments before, or after maturity. In the event this Note is placed for collection in the hands of an attorney, not a salaried employee of the Holder, the Company agrees to pay, in addition to all sums hereunder, a reasonable attorney's fee, not exceeding 10% of the unpaid principal amount.

     Upon two (2) days prior written notice to Holder, Company may prepay this Promissory Note in whole or in part; provided that any such prepayment will be applied first to the payment of expenses due under this Promissory Note, second to interest accrued on this Promissory Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of Principal Amount.

     Neither this Promissory Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder. The rights and obligations of Holder of this Promissory Note shall be binding upon and benefit the successors, assigns and transferees of Holder.

     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be issued as of the date first written above.

                                            MILLER FEED LOTS, INC.



                                            By:  /s/
                                               --------------------------------
                                                      James E. Miller
                                                      President

                                                                    SCHEDULE 4.6

                      Acquired Business Disclosure Document

     Pursuant to Section 4.6 of the above Asset Purchase Agreement, Miller Diversified Corporation, as Seller, makes disclosure to Miller Feed Lots, Inc., as Purchaser, of the following matters:

     1. Cattle Feeding Contracts. Seller conducts cattle feeding operations as a part of the Acquired Business for cattle feeders identified below, together with the number of cattle on feed as of April 15, 2003. No written contracts exist with these custom cattle feeders. At the Closing, Seller will assign to Purchaser the Seller's rights and obligations with respect to unwritten cattle feeder contracts.

     Custom Feeders                                         Cattle on Feed
     --------------                                         --------------

     Miller Diversified Corporation                             3,578
     Bill Barney                                                   41
     Cobb Cattle Co.                                               80
     Norman Dean                                                  558
     Bonnie Dean                                                  963
     Ferris Mountain Ranch                                         90
     Flying Y Cattle Co.                                          183
     Francis Livestock                                            116
     Dave Gardner                                                 172
     John Gill                                                     74
     Richard Graham                                               291
     JVCO                                                         432
     Group 1                                                      165
     Lee & Donna Jons                                             198
     Keller Land & Livestock                                       57
     Kelley Cattle Company, LLC                                   146
     Lazy 3L Ranch                                                 80
     Lynch Ranch LLP                                              127
     Leroy Mclaughlin                                             312
     Robert Medow                                                 113
     James E. Miller                                              958
     Norm & Maxine Munk                                           177
     Salsbery Ranch Inc.                                          198
     Bruce Tonn                                                   102
     Weld County Livestock Association                             65

     2. The feedlot facilities under lease by Seller from Purchaser are in good condition, subject to ordinary wear and tear, except for the following matters requiring repair or maintenance action: Most in good to fair condition.

     3. Feeder cattle being transferred to Seller by Purchaser are in good health, except for approximately 200 head of cattle, which are held in a hospital pen pending recovery from various causes of illness common to cattle, which are not expected to be fatal.

     4. Seller has outstanding contracts to purchase grain and cattle, which Purchaser will assume. The name of the contracting entity and the commodity to be purchased are described below.

                             Dried Distillers Grain
                             ----------------------

Name                                Commodity

Colorado Commodities                2,375 ton @ $116/ton, delivery Mar thru Aug.

                                Corn
                                ----

 Name                               Commodity

 Roggen                             30,000 Bu @$2.84/Bu, Apr thru May delivery

 Roggen                             40,000 Bu @ $2.90/Bu, June thru July
                                    delivery

 Scoular                            15,000 Bu @ $2.80/Bu, March delivery

 Scoular                            15,000 Bu @ $2.78/Bu, March delivery

 Scoular                            40,000 Bu @ $2.87/Bu, Apr thru May delivery

 Scoular                            30,000 Bu @ $2.90/Bu, June thru July
                                    delivery

                                Silage
                                ------

 Name                               Commodity

 Strohauer Farms Inc.               9,000 Tons @ $28/Ton, Mar thru Sept delivery


     5. All feed and grain held in inventory is of a quality capable for use in cattle feeding operations with the exception of the following: All are in good condition

     6. All veterinary medicine supplies held in inventory are of usable quality, except the following: All usable.

     7. Seller is not aware of any custom cattle feeders in financial difficulties, such that they may not be in a financial condition to pay costs of feeding cattle as invoiced in Seller's ordinary business practice, except the following. All are ok to the best of our knowledge.

                                                                      APPENDIX B

                         MILLER DIVERSIFIED CORPORATION
                                    P.O. 237
                            LA SALLE, cOLORADO 80645

     The undersigned hereby appoints Norman M. Dean and James E. Miller, or either of them, proxies of the undersigned, each with the power of substitution and hereby authorizes them to vote as designated below, all the shares of common stock, $.0001 par value, of the undersigned at the Special Meeting of Stockholders of Miller Diversified Corporation (the "Company") to be held on May 20, 2003, and at all adjournments thereof, with respect to the following:

Item 1.  Election of Directors - Nominees:
         Norman M. Dean, James E. Miller, Clark A. Miller

         [ ]  FOR all nominees (except as indicated to the contrary below]

         [ ]  WITHHOLD AUTHORITY for all nominees

     INSTRUCTIONS:To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below. IF AUTHORITY IS NOT EXPRESSLY WITHHELD IT SHALL BE DEEMED GRANTED.

--------------------------------------------------------------------------------

Item 2. to consider and vote on the sale of substantially all the assets of the Company, including our consent to the sale of substantially all the property of our wholly owned subsidiary, Miller Feeders, Inc., pursuant to an Asset Purchase Agreement dated April 17, 2003, between Miller Feed Lots, Inc., as Purchaser, and the Company, as Seller, for a promissory note payable to us and the assumption of certain related liabilities.

____ (FOR)                   ____ (AGAINST)                 ____ (ABSTAIN)

Item 3. In the proxy's discretion, on such other business as may properly be presented for action at the Special Meeting.

This proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. This proxy when properly executed, will be voted as directed above by the undersigned shareholder. If no direction is made, it will be voted FOR the nominees named in Item 1, FOR approval of the proposed disposition of substantially all the assets of the Company in Item 2, and in the proxy's discretion, on such other business as may properly come before the Special Meeting in Item 3.

                                            -----------------------------------


                                            By:
                                               --------------------------------

                                            Your signature should appear exactly
                                            as your name appears in the space at
                                            the left. For joint accounts, all
                                            owners should sign. When signing in
                                            a fiduciary or representative
                                            capacity, please give your full
                                            title as such.


                                            Date:               , 2003
                                                 ---------------

                PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED
                 POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.


                                      B-1